                                                                Exhibit 10.58


================================================================================

                                     LEASE

                         Dated as of November 21, 1997


                                    between


               BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, INC.
                                 as the Lessee

                                      and

                           THE GABLES BUSINESS TRUST
                                 as the Lessor

================================================================================



  Acquisition of Managed Residential Care Facility in Farmington, Connecticut




================================================================================

This Lease has been executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by Nomura Asset Capital Corporation and its successors and assigns, as Lender.

                                     LEASE


     THIS LEASE (together with the Lease Supplement (as defined in Appendix 1
                                                                   ----------
hereto), this "Lease"), dated as of November 21, 1997, between THE GABLES
               -----
BUSINESS TRUST, a Delaware business trust, having its principal office at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, INC., a Delaware corporation, having its principal office at c/o Brookdale Living Communities, Inc., 77 West Wacker Drive, Chicago, Illinois 60601.


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, the Property; and

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                          DEFINITIONS; INTERPRETATION

      1.1  Definitions; Interpretation.  Capitalized terms used but not
           ---------------------------
otherwise defined in this Lease have the respective meanings specified in Appendix 1 to this Lease; and the rules of interpretation set forth in Appendix
----------                                                             --------
1 to this Lease shall apply to this Lease; provided, however, that capitalized
-                                          --------  -------
terms used but not otherwise defined in this Lease and Appendix 1 to this Lease
                                                       ----------
shall have the respective meanings specified in the Nomura Loan Agreement.


                                  ARTICLE II
                               PURCHASE AND LEASE

      I.1  Acceptance and Lease of Property.  Subject to the terms and
           --------------------------------
conditions of this Lease, on the Acquisition Date (i) the Seller shall convey to the Lessor, and the Lessor shall accept delivery of, the Property pursuant to the terms hereof (and subject to the conditions set forth herein) and (ii) the Lessor shall demise and lease to the Lessee hereunder for the Term the Lessor's interest in the Property, subject to the Loan Documents and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Term, the Lessor's interest in the Property.

      II.2 Acceptance Procedure.  The Lessee hereby agrees that the execution
           --------------------
and delivery by the Lessee on the Acquisition Date of an appropriately completed Lease Supplement in the form of Exhibit B hereto covering the Property thereon
                                ---------
shall, without further act, constitute the irrevocable acceptance by the Lessee of the Property for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Property, shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of the Acquisition Date.

      II.3 Lease Term.  The term of this Lease (the "Term") shall consist of an
           ----------                                ----
Interim Lease Term (the "Interim Lease Term") and a Base Lease Term (a "Base
                         ------------------                             ----
Lease Term").  The Interim Lease Term of this Lease shall commence on (and
----------
include) the Acquisition Date and end on February 11, 1999. Upon no less than sixty (60) days' prior written notice to the Lessor and the payment of an extension fee in the amount of one percent (1%) of the Principal Indebtedness, if the payment of same by Lessor is required under the Nomura Loan Agreement, the Lessee may extend the Interim Lease Term for a period not to exceed twelve
(12) months, but in all events to the eleventh day of a calendar month. The Base Lease Term shall commence on (and include) the last day of the Interim Lease Term (and any extensions thereto) and end on (but exclude) the Expiration Date, as such Expiration Date may be extended from time to time in accordance with Article XXIII.
     -------------

      II.4 Title.  The Property is leased to the Lessee without any
           -----
representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, Permitted Liens other than Lessor Liens) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Property other than to the extent resulting from Lessor Liens.


                                  ARTICLE III
                             FUNDING OF THE ADVANCE

      III.1 Lessor Commitment.  Subject to the conditions and terms hereof, the
            -----------------
Lessor shall, upon the written request of the Lessee, make the Advance on the Acquisition Date up to the amount of the Commitment for the purpose of financing the acquisition of the Property.

      III.2 Procedures for Advance.
            ----------------------

             (a) The Lessee shall give the Lessor prior written notice not later than 9:00 a.m., New York City time, five (5) Business Days prior to the Acquisition Date, pursuant to a Funding Request substantially in the form of Exhibit A (the "Funding Request"), specifying the proposed
             ---------       ---------------
     Acquisition Date and the amount of Advance requested. Except as the parties may otherwise agree in writing, the Advance shall be made solely to provide the Lessee with funds with which to pay or reimburse itself for amounts paid or payable to third parties as Property Cost and Transaction Expenses paid or payable by the Lessee in connection with the preparation, execution and delivery of the Operative Documents, and all fees paid or payable by the Lessee to the Lessor in connection with the Operative Documents and any amounts paid or payable by Lessee pursuant to Section 31.2 hereof.
                                                   ------------

            (b) The Advance shall be made on the Acquisition Date in immediately available federal funds by wire transfer to the account designated by the Lessee, except that a portion of the Advance shall be made (in accordance with instructions to be included in the Funding Request) by wire transfer directly to an account designated by Lessee to pay the Seller and/or to reimburse the Lessee for Transaction Expenses.

                                  ARTICLE IV
                              CONDITIONS PRECEDENT

      IV.1 Documentation Date.  The Documentation Date (the "Documentation
           ------------------                                -------------
Date") shall occur on the earliest date on which the following conditions precedent shall have been satisfied:

            (a)  Lease.  This Lease shall have been duly authorized, executed
                 -----
      and delivered by the parties thereto.

            (b)  FBTC Loan Agreement.  The FBTC Loan Agreement shall have been
                 -------------------
      duly authorized, executed and delivered by the parties thereto.

            (c)  Lessee's Resolutions and Incumbency Certificate.  The Lessee
                 -----------------------------------------------
      shall have delivered to the Lessor a certificate of its Secretary or an Assistant Secretary attaching and certifying as to the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

            (d)  Opinion of Counsel to the Lessee.  On or prior to the
                 --------------------------------
      Documentation Date, the Lessor shall have received an opinion of internal counsel for the Lessee in form and substance satisfactory to the Lessor.

            (e)  Certain Transaction Expenses.  Counsel for the Lessor shall
                 ----------------------------
      have received, to the extent then invoiced, payment in full in cash of all Transaction Expenses payable to such counsel pursuant to Section 31.1(a).
                                                              ---------------

            (f)  FBTC Indemnity.  The FBTC Indemnity shall have been duly
                 --------------
      authorized, executed and delivered by the Parent.

            (g)  Opinion of Counsel to Lessor.  On or prior to the Documentation
                 ----------------------------
      Date, the Lessee shall have received an opinion of counsel to the Lessor in form and substance reasonably satisfactory to the Lessee.

      IV.2 Acquisition Date.  The closing date with respect to the acquisition
           ----------------
of Land (and the Improvements, if any, existing thereon) (the "Acquisition
                                                               -----------
Date") shall occur on the earliest date after the Documentation Date, on which all the conditions precedent thereto set forth in Section 4.3 with respect to
                                                  -----------
such acquisition of the Property shall have been satisfied or waived by the applicable parties as set forth therein. The Acquisition Date for the Property shall be the date the Advance is made.

      IV.3 Conditions Precedent to the Acquisition Date and the Advance.  The
           ------------------------------------------------------------
occurrence of the Acquisition Date and the obligation of the Lessor to make the Advance are subject to the satisfaction or waiver of the following conditions precedent:

            (a)  Operative Documents; No Default.  Each of the Operative
                 -------------------------------
      Documents shall have been duly authorized, executed and delivered by the parties thereto, in form and substance satisfactory to the parties hereto, and shall be in full force and effect. No Default or Event of Default shall exist under any of the Operative Documents (either before or after giving effect to the transactions contemplated by the Operative Documents), and the Lessor shall have received a fully executed copy of each of such Operative Documents (other than this Lease, of which the Lessor shall receive the original). The Operative Documents (or memoranda thereof), any supplements thereto and any financing statements in connection therewith required under the Uniform Commercial Code shall have been recorded, registered and filed, if necessary, in such manner as to enable counsel to render the opinions referred to in clause (c) below and
                                                           ----------
      to enable the title company to issue the title insurance policies referred to in clause (j) below.
            ----------

            (b)  Taxes.  All taxes, fees and other charges in connection with
                 -----
      the execution, delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of the Lessor.

            (c)  Opinions of Counsel.  Counsel to the Lessee (i) in the
                 -------------------
      jurisdiction in which the Property is located shall have issued to the Lessor their opinions, all in form and substance satisfactory to the Lessor and (ii) shall have issued to the Lessor their opinions to the effect that upon delivery to the Custodian of the Pledged Securities pursuant to the Securities Pledge Agreement, a valid first priority security interest in the Pledged Securities shall have been created and granted to the Custodian in the Pledged Securities.

            (d)  Governmental Approvals.  All necessary (or, in the reasonable
                 ----------------------
      opinion of the Lessor, advisable) Governmental Actions, in each case required by any Requirement of Law, shall have been obtained or made and be in full force and effect.

            (e)  Litigation.  No action or proceeding shall have been insti-
                 ----------
      tuted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Lease, any other Operative Document or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to materially and adversely affect the Lessee.

            (f)  Requirements of Law.  The transactions contemplated by the
                 -------------------
      Operative Documents do not and will not violate any Material Requirement of Law and do not and will not subject the Lessor to any Material adverse regulatory prohibitions or constraints.

            (g)  Responsible Employee's Certificates.  The Lessor shall have
                 -----------------------------------
      received a Responsible Employee's Certificate of the Lessee, in substantially the form of Exhibit C, dated as of the Acquisition Date,
                                ---------
      stating that for the Lessee (i) each and every representation and warranty of the Lessee contained in each Operative Document to which it is a party is true and correct in all material respects on and as of the Acquisition Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Document with respect to the Lessee; (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied in all material respects with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Acquisition Date.

            (h)  Environmental Audit.  The Lessor shall have received an
                 -------------------
      Environmental Audit for the Property in form and substance acceptable to the Lessor, provided, Lessor shall not deem an Environmental Audit unacceptable solely because a Phase Two environmental site assessment is called for.

            (i)  Appraisal.  The Lessor shall have received an Appraisal of the
                 ---------
      Property.

            (j)  Survey and Title Insurance.  The Lessee shall have delivered to
                 --------------------------
      the Lessor an ALTA/1992 (Urban) Survey of the Property (other than the Equipment located therein) prepared by a licensed surveyor and meeting the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys as adopted by the American Land Title Association/American Society and American Congress on Surveying and Mapping in 1992 certified to the Lessor and the title company and otherwise in form reasonably acceptable to the Lessor and an ALTA owner's insurance policy covering the Property (other than any Equipment) in favor of the Lessor, and, at the option of Lessee, a leasehold policy in favor of the Lessee evidencing the Lessee's equitable ownership in the Property, each such policy to be dated as of the Acquisition Date and in an amount not less than the Property Cost and to be reasonably satisfactory to the Lessor with comprehensive, zoning and mechanics liens' endorsements and such other endorsements reasonably requested by the Lessor.

            (k)  Recordation.  The Lessor shall have received evidence
                 -----------
      reasonably satisfactory to it that each of the Deed and the Lease Supplement shall have been delivered to the title company in escrow for recordation with the appropriate Governmental Authorities (and the issuance of the title insurance policies in clause (j) above shall be
                                                  ----------
      satisfactory evidence of the foregoing).

            (l)  Evidence of Property Insurance.  The Lessor shall have received
                 ------------------------------
      evidence of insurance with respect to the Property required to be maintained pursuant to this Lease, setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage, and otherwise satisfying the requirements set forth in Article XVII.
                                                         ------------

            (m)  Lease Supplement.  On or prior to the Acquisition Date, the
                 ----------------
      Lessee shall have delivered to the Lessor the Lease Supplement executed by the Lessee.

            (n)  Nomura Loan Agreement Conditions Precedent.  The conditions
                 ------------------------------------------
      precedent set forth in Section 3.1 of the Nomura Loan Agreement shall have
                             -----------
      been satisfied or waived; provided, however, that the conditions precedent
                                --------  -------
      set forth in Sections 3.1(a)(A), (ix), (xi), (D)-(J) (but with respect to
                   ------------------  ----  ---- -----------------------------
      Section 3.1(a)(J) only to the extent same is made by the Lessee), (K),
      ---------------------------------------------------------------------
      (M)-(T) and (V)-(W) of the Nomura Loan Agreement shall have been satisfied
      --- ---     -------
      by the Lessee or waived.

            (o)  Funding Request.  The Lessor shall have received no later than
                 ---------------
      five (5) Business Days prior to the Acquisition Date a fully executed counterpart of the applicable Funding Request, executed by the Lessee.

            (p)  Delivery of Pledged Securities and Certificate A.  The Lessee
                 ------------------------------------------------
      shall have delivered the Pledged Securities and the Certificate A to the Custodian and the Lessor, respectively, in accordance with the Securities Pledge Agreement and Certificate Pledge Agreement, respectively.

All documents and instruments required to be delivered on the Acquisition Date shall be delivered at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, or at such other location as may be determined by the Lessor and the Lessee.


                                   ARTICLE V
                            [INTENTIONALLY OMITTED]


                                  ARTICLE VI
                                REPRESENTATIONS

      VI.1  Representations of the Lessor.  The Lessor represents and warrants
            -----------------------------
to the Lessee that:

            (a)  ERISA.  The Lessor is not and will not be funding the Advance
                 -----
      hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in
      Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as
      ------------
      defined in Section 4975(e)(1) of the Code).
                 ------------------

            (b)  Status.  The Lessor is a duly organized and validly existing
                 ------
      Delaware business trust and has all requisite power and authority to own its property and to conduct the business in which it is currently engaged.

            (c)  Corporate Power and Authority.  The Lessor has the requisite
                 -----------------------------
      power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles whether enforcement is sought by proceedings in equity or at law and except as the same may be limited by certain circumstances under law or court decisions in respect of provisions providing for indemnification of a party with respect to liability where such indemnification is contrary to public policy.

            (d)  No Legal Bar.  Neither the execution, delivery and performance
                 ------------
      by the Lessor of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Lessor of the transactions contemplated therein (i) will result in a violation by the Lessor of any provision of any Applicable Law that would Materially adversely affect (x) the validity or enforceability of the Operative Documents to which the Lessor is a party, or the title to, or value or condition of, the Property, or (y) the financial position, business or results of operations of the Lessor or the ability of the Lessor to perform its obligations under the Operative Documents (ii) will conflict with or result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Lessor pursuant to the terms of any indenture, loan agreement or other agreement for borrowed money to which the Lessor is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the Trust Agreement.

            (e)  Litigation.  There are no actions, suits or proceedings pending
                 ----------
      or, to the knowledge of the Lessor, threatened (i) against the Property,
      (ii) that are reasonably likely to have a Materially adverse effect on the ability of the Lessor to perform its obligations under the Operative Documents or (iii) that question the validity of the Operative Documents or the rights or remedies of the Lessor with respect to the Lessor or the Property under the Operative Documents.

            (f)  Governmental Approvals.  No Governmental Action by any
                 ----------------------
      Governmental Authority having jurisdiction over the Lessor which has not been taken on or prior to the Acquisition Date is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessor of any Operative Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability against the Lessor of any Operative Document to which it is a party.

            (g)  Investment Company Act.  The Lessor is not an "investment
                 ----------------------
      company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

            (h)  Public Utility Holding Company Act.  The Lessor is not a
                 ----------------------------------
      "holding company" or a "subsidiary company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Company Act of 1935, as amended.

      VI.2  Representations of Lessee.  The Lessee represents and warrants to
            -------------------------
the Lessor that:

            (a)  Corporate Status.  The Lessee (i) is a duly organized and
                 ----------------
      validly existing corporation in good standing under the laws of the State of Delaware and (ii) has the corporate power and authority to own its properties and to conduct the business in which it is currently engaged.

            (b)  Corporate Power and Authority.  The Lessee has the corporate
                 -----------------------------
      power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles whether enforcement is sought by proceedings in equity or at law and except as the same may be limited by certain circumstances under law or court decisions in respect of provisions providing for indemnification of a party with respect to liability where such indemnification is contrary to public policy.

            (c)  No Legal Bar.  Neither the execution, delivery and performance
                 ------------
      by the Lessee of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Lessee of the transactions contemplated therein (i) will result in a violation by the Lessee of any provision of any Applicable Law that would Materially adversely affect (x) the validity or enforceability of the Operative Documents to which the Lessee is a party, or the title to, or value or condition of, the Property, or (y) the consolidated financial position, business or consolidated results of operations of the Lessee or the ability of the Lessee to perform its obligations under the Operative Documents, (ii) will conflict with or result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Lessee pursuant to the terms of any indenture, loan agreement or other agreement for borrowed money to which the Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate of incorporation or by-laws of the Lessee.

          (d)  Litigation.  There are no actions, suits or proceedings pending
               ----------
     or, to the knowledge of the Lessee, threatened (i) against the Property,
     (ii) that are reasonably likely to have a Materially adverse effect on the ability of the Lessee to perform its obligations under the Operative Documents or (iii) that question the validity of the Operative Documents or the rights or remedies of the Lessor with respect to the Lessee or the Property under the Operative Documents.

          (e)  Governmental Approvals.  No Governmental Action by any
               ----------------------
     Governmental Authority having jurisdiction over the Lessee or the Property which has not been taken on or prior to the Acquisition Date is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessee of any Operative Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability against the Lessee of any Operative Document to which it is a party.

          (f)  Investment Company Act.  The Lessee is not an "investment
               ----------------------
     company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

          (g)  Public Utility Holding Company Act.  The Lessee is not a "holding
               ----------------------------------
     company" or a "subsidiary company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Company Act of 1935, as amended.

          (h)  Offer of Securities, etc.  Neither the Lessee nor any Person
               ------------------------
     authorized to act on the Lessee's behalf has, directly or indirectly, offered any interest in the Property or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in the Property), for sale to, or solicited any offer to acquire any of the same from, any Person other than the Lessor and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

          (i)  Solvency.  The Lessee's representations and warranties set forth
               --------
     in Section 4.1 (c)(I) are true and correct.
                ---

          (j)  Use of Property. The Property and the contemplated use thereof by
               ---------------
     the Lessee and its agents, assignees, employees, lessees, licensees and tenants will comply with all Material Requirements of Law (including, without limitation, all zoning and land use laws and Environmental Laws) and Material Insurance Requirements, except for such Requirements of Law as the Lessee shall be contesting in good faith by appropriate proceedings. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates or the Property which adversely Materially affects the title to, or the use, operation or value of, the Property.

          (k) Condition of Property.  The Property has all utilities required to
              ---------------------
     adequately service it for its intended use pursuant to adequate permits (including any that may be required under applicable Environmental Laws). No fire or other casualty with respect to the Property has occurred which fire or other casualty has had a Material adverse effect on the Property. The Property has available all Material services of public facilities and other utilities necessary for use and operation of the Property as a managed residential community with assisted living services, including required public utilities and means of access between the Property and public highways for pedestrians and motor vehicles. All utilities proposed to serve the Property are located in, and vehicular access to the Property is provided by, either public rights-of-way abutting the Property or Appurtenant Rights.

          (l) Title.  The Deed will be in form and substance sufficient to
              -----
     convey good and marketable title to the Property in fee simple, subject only to Permitted Liens. The Lessor will at all times during the Term have good title to all Equipment located on the Property and in any Improvements, subject only to Permitted Liens and Lessor Liens, if any.

          (m) Insurance.  The Lessee has obtained insurance coverage covering
              ---------
     the Property or self insures in a manner which satisfies the terms of this Lease, and any such coverage is in full force and effect. The Lessee carries insurance with reputable insurers in respect of its Material Assets, in such manner, in such amounts and against such risks as is customarily maintained by other Persons of similar size engaged in similar business.

          (n) Flood Hazard Areas.  Except as otherwise identified on the survey
              ------------------
     delivered pursuant to Section 4.3(j), no portion of the Property is located
                           --------------
     in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. With respect to any portion of the Property located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, the Lessee is self-insured with respect to all risks related thereto to the same extent as the Lessee self-insures its other assets similarly situated, and otherwise in accordance with Section 17.2
                                                                 ------------
     and in accordance with the National Flood Insurance Act of 1968, as amended, or has provided adequate flood hazard insurance as required under the Nomura Loan Agreement.

          (o) Defaults.  No Event of Default or similar event which with the
              --------
     lapse of time or notice or both would constitute an "Event of Default" or similar event has occurred and is continuing hereunder or under any Material bond, debenture, note or other evidence of indebtedness or Material mortgage, deed of trust, indenture or loan agreement or other instrument to which the Lessee is a party or is subject to or bound.

          (p) Use of Advance.  No part of the Advance will be used directly or
              --------------
     indirectly for the purpose of purchasing or carrying, or for payment in full or in part of Debt that was incurred for the purposes of purchasing or carrying, any margin security as such term is defined in Section
                                                              -------

     207.2 of Regulation G of the Board of Governors of the Federal Reserve
     -----
     System (12 C.F.R., Chapter II, Part 207).

           VI.3  Representations of the Lessee with Respect to the Advance.  The
                 ---------------------------------------------------------
     Lessee represents and warrants to the Lessor as of the Acquisition Date as follows:

           (a) Representations.  The representations and warranties of the
               ---------------
     Lessee set forth in the Operative Documents (including the representations and warranties set forth in Section 6.2) are true and correct in all
                                 -----------
     material respects on and as of the Acquisition Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. The Lessee is in compliance in all material respects with its respective obligations under the Operative Documents and there exists no Default or Event of Default under this Lease or any other Operative Document to which the Lessee is a party. No Default or Event of Default under this Lease or any other Operative Document to which the Lessee is a party will occur as a result of, or by giving effect to, the Advance requested by the Funding Request on such date.

           (b) Liens.  The Lessee has not permitted Liens to be placed against
               -----
     the Property other than Permitted Liens.

           (c) Advance.  The Advance requested represents amounts owed by, or
               -------
     previously paid by, the Lessee to third parties in respect of Property Cost. The conditions precedent to the Advance set forth in Article IV have
                                                                 ----------
     been satisfied.


                                  ARTICLE VII
                                PAYMENT OF RENT

     VII.1  Rent.
            ----

           (a) The Lessee shall pay FBTC Basic Rent and Lessor Basic Rent on the Acquisition Date. Thereafter the Lessee shall pay Basic Rent (to the extent such Basic Rent (or any component thereof) is then due and owing) on
     (x) each Payment Date during the Term, (y) the date required under Section
                                                                        -------
     24.1(i) in connection with the Lessee's exercise of the Remarketing Option,
     -------
     and (z) any date on which this Lease shall terminate. The Lessee and Lessor hereby agree that amounts which would otherwise be payable by Lessee to Lessor hereunder as Lessor Basic Rent are payable as interest on the Pledged Securities pursuant to the terms of the Securities Pledge Agreement and such amounts shall not constitute Rent hereunder.

           (b) Rent shall be due and payable in lawful money of the United States and, after the occurrence and during the continuance of a Cash Management Event, shall be paid by wire transfer of immediately available funds on the due date therefor from the relevant Sub-Accounts of the Cash Collateral Account, to the extent funds exist therein. With the exception of the first payment on the Acquisition Date of FBTC Basic Rent and Lessor Basic Rent, for which at least two (2) Business Days prior written notice from the Lessor shall be provided, the Lessor shall provide written notice of the amount of Basic Rent due at least five (5) Business Days prior to each due date therefor; provided, however, that the failure of the Lessor
                             --------  -------
     to provide such notice
     shall not affect Lessee's obligations hereunder or impose liability on Lessor. Lessee shall deposit all security deposits received by it with respect to the Property into the Security Deposit Account and shall cause all relevant checks to be made payable to the name of the Security Deposit Account.

            (c) So long as a Cash Management Event is not continuing, Rent shall be payable by wire transfer of immediately available funds on the due date therefor as follows: (i) Lessor Basic Rent and FBTC Basic Rent and Supplemental Rent to which the Lessor is entitled shall be payable to the Lessor at the place of payment designated in writing by the Lessor and (ii) the remainder of Basic Rent and Supplemental Rent to which the Lender is entitled shall be payable to the Lender or Lender's designee or to an account identified by Lender or Lender's designee as set forth in Section
                                                                       -------
     2.12 (b) of the Nomura Loan Agreement.
     --------

            (d) Neither the Lessee's inability or failure to take possession of all or any portion of the Property when delivered by the Lessor, whether or not attributable to any act or omission of the Lessee, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for the Property in accordance with the terms of this Lease.

     VII.2  Payment of Rent. Rent shall be paid absolutely net to the Lessor,
            ---------------
so that this Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction.

     VII.3  Supplemental Rent.  The Lessee shall pay promptly as Supplemental
            -----------------
Rent shall become due and payable (a) after the occurrence and during the continuance of a Cash Management Event, to the Collection Account and (b) so long as that a Cash Management Event is not continuing, any and all Supplemental Rent payable pursuant to the Nomura Loan Agreement, to the Lender, Lender's designee or to such parties as set forth in the Nomura Loan Agreement, and all other Supplemental Rent to the Lessor. If the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay as Supplemental Rent, among other things, with ten (10) days following demand (or such shorter period that such payment is required to be made under the Loan Documents) to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     VII.4  Method of Payment.  Except as otherwise set forth in the Nomura Loan
            -----------------
Agreement, each payment of Rent or any other amount due hereunder shall be made by the Lessee to the applicable party prior to 12:00 noon., New York City time at the place of payment designated in writing by the Lessor or such applicable party in funds consisting of lawful currency of the United States of America which shall be in federal or other immediately available funds to an account specified by Lender (with respect to payments to Lender) and, with respect to all other payees, to such accounts as specified by such payees. If any payment is due on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day. Payments received after 12:00 noon, New York City time on the date due shall for all purposes hereof be deemed to have been paid on the next succeeding Business Day.


                                  ARTICLE VII
                       QUIET ENJOYMENT; RIGHT TO INSPECT

     VII.1   Quiet Enjoyment. Subject to Sections 2.4 and 8.2, and subject to
             ---------------             ------------     ---
the rights of the Lessor contained herein and the other terms of the Operative Documents to which the Lessee is a party, the Lessee shall peaceably and quietly have, hold and enjoy the Property for the Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the Acquisition Date. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's rights otherwise to initiate legal action to enforce, the obligations of the Lessee under this Lease.

     VIII.2  Right to Inspect. During the Term, the Lessee shall, upon
             ----------------
reasonable prior written notice from the Lessor (except that no notice shall be required if an Event of Default under this Lease has occurred and is continuing), and subject to the rights of permitted sublessees permit the Lessor and its authorized representatives to inspect the Property during normal business hours, provided that such inspections shall not unreasonably interfere with the Lessee's business operations at the Property.


                                  ARTICLE IX
                                NET LEASE, ETC.

     IX.1    Net Lease. This Lease shall constitute a net lease. Any present or
             ---------
future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law, including any inability to occupy or use the Property by reason of such non-compliance;
(ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (iv) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor and any vendor, manufacturer, contractor of or for any portion of the Property; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease (other than performance by Lessor of its obligations set forth in Section 2.1 hereof), of any other Operative Document or
                         -----------
of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Property or any part thereof; or (xiii) any other cause or circumstances, whether or not the Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease. Nothing contained herein is intended to obviate or otherwise diminish any right the Lessee may have to bring an action, either at law or in equity, to remedy any breach by the Lessor of the Lessor's obligations hereunder.

     XI.2.   No Termination or Abatement. The Lessee shall remain obligated
             ---------------------------
under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of the Lessor or by any court with respect to the Lessor. The Lessee hereby waives all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease. Notwithstanding anything contained in this
Article IX, this Lease may be terminated by Lessor pursuant to, inter alia,
----------                                                      ----------
Sections 19.1 and 20.2 hereof.
-------------     ----

                                   ARTICLE X
                                   SUBLEASES

     X.1.    Subletting.  The Lessee may, without the consent of the Lessor,
             ----------
sublease the Property or any portion thereof to any Person. No sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder, and the Lessee shall remain directly and primarily liable under this Lease, even if assigned, and as to the Property or portion thereof so sublet. Any sublease of the Property shall have a term of not longer than one year or if such sublease has a term of more than one year, such term shall not extend beyond the Base Lease Term or any Renewal Period. The Lessor hereby expressly agrees that any obligations or covenants under this Lease may be performed by any permitted sublessee directly, and the Lessor agrees that any such performance will be accepted in satisfaction of the obligations or covenants in this Lease.


                                  ARTICLE XI
                             LESSEE ACKNOWLEDGMENTS

     XI.1.   Condition of the Property.  THE LESSEE ACKNOWLEDGES AND AGREES THAT
             -------------------------
IT IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR AND SUBJECT TO (A) THE EXISTING

STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND
(D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF OR ON THE ACQUISITION DATE. THE LESSOR HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) AND SHALL NOT BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND THE LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

     XI.2.   Risk of Loss. During the Term the risk of loss of or decrease in
             ------------
the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.


                                  ARTICLE XII
                   POSSESSION AND USE OF THE PROPERTY, ETC.

     XII.1   Utility Charges.  The Lessee shall pay or cause to be paid all
             ---------------
charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

     XII.2.  Possession and Use of the Property. The Property shall be used as a
             ----------------------------------
managed residential community with assisted living services in a manner consistent with the standards applicable to properties of a similar nature in the geographic area in which the Property is located and in any event not less than the standards applied by Affiliates of the Lessee for other comparable properties of the Lessee or such Affiliates in such geographic area. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease. The Lessee shall not intentionally commit or permit any waste of the Property or any part thereof.

     XII.3.  Compliance with Requirements of Law and Insurance Requirements.
             --------------------------------------------------------------
Subject to the terms hereof relating to permitted contests, the Lessee, at its sole cost and expense, shall (a) comply in all Material respects with all Requirements of Law (including all Environmental Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XXIV, whether or not compliance therewith shall
                    ------------
require structural or extraordinary changes in the applicable Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply with all Material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the applicable Improvements.

     XII.4.  Assignment by Lessee.  Subject to the terms of the Nomura Loan
             --------------------
Agreement, the Lessee may, with the consent of the Lessor, assign its rights hereunder, including the Purchase Option, to any other Person so long as the Lessee remains fully liable for all of the obligations of the "Lessee" hereunder and under the other Operative Documents.


                                  ARTICLE XII
                        MAINTENANCE AND REPAIR; RETURN

     XIII.1. Maintenance and Repair; Return.
             ------------------------------

             (a) The Lessee, at its sole cost and expense, shall maintain the Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and on a basis consistent with the operation and maintenance by the Lessee or its Affiliates of properties of a similar nature owned or leased by the Lessee or any of its Affiliates in the geographic area where the Property is located.

             (b) The Lessor shall under no circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. The Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and the Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Term.

             (c) The Lessee shall, upon the expiration or earlier termination of this Lease, vacate and surrender the Property to the Lessor in its then-current, "AS IS" condition, subject to the Lessee's obligations under Sections 12.3, 13.1(a), 14.1, 15.1, 18.1(e), 18.2 and 24.1, unless the
     -------------  -------  ----  ----  -------  ----     ----
     Lessee has purchased the Property from the Lessor as provided herein.


                                  ARTICLE XIV
                              MODIFICATIONS, ETC.

     XIV.1.  Modifications, Substitutions and Replacements.  The Lessee, at its
             ---------------------------------------------
sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications");
                                                        -------------
provided, however, that:  (i) except for any Modification required to be made
--------  -------
pursuant to a Requirement of Law (a "Required Modification"), no Modification
                                     ---------------------
shall impair the value, utility or useful life of the Property or any part thereof from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner;
(iii) the Lessee shall
comply with all Requirements of Law (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be materially adversely affected; (iv) subject to the terms of Article XVI relating to permitted contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; and (v) such Modifications shall comply with Sections 12.3 and 13.1(a). All Modifications shall remain part of the realty and shall be subject to this Lease and title thereto shall immediately vest in the Lessor; provided, however, that Modifications that meet each of the following conditions shall not be subject to this Lease: (x) such Modifications are not Required Modifications, (y) such Modifications were not financed by the Lessor and (z) such Modifications are readily removable without impairing the value, utility or remaining useful life of the Property. The Lessee may place upon the Property any trade fixtures, machinery, equipment or other property belonging to the Lessee or third parties and may remove the same at any time during the Term, subject, however, to the terms of Section 13.1(a), and Lessor hereby waives any liens, to which it may be entitled pursuant to any statutory or common law, in such trade fixtures, machinery, equipment or other property; provided that such trade fixtures, machinery, equipment or other property do not Materially impair the value, utility or remaining useful life of the Property; provided, further, that the Lessee shall keep and maintain at the Property and shall not, without the Lessor's prior consent, remove from the Property any Equipment financed or otherwise paid for (directly or indirectly) by the Lessor pursuant to this Lease. Notwithstanding the forgoing, the Lessee shall comply with all provisions of the Loan Documents with respect to Modifications as if the Lessee were the Borrower thereunder, and to the extent the provisions hereof are inconsistent with same, the provisions of the Loan Documents shall control.


                                  ARTICLE XV
                          WARRANT OF TITLE; EASEMENTS

      XV.1.  Warrant of Title.
             ----------------

             (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XVI relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent, other than Permitted Liens and Liens on machinery, equipment, general intangibles and other personal property not financed by the Advance.

             (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS

     SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR, IN AND TO THE
     PROPERTY.

     XV.2.   Grants and Releases of Easements; Lessor's Waivers.  (x) Provided
             --------------------------------------------------
that no Event of Default shall have occurred and be continuing, (y) subject to the rights of the Lessee under the provisions of Articles XII, XIII and XIV and
(z) provided that the following is consistent with the terms of the Loan Documents, the Lessor hereby consents in each instance to the following actions by the Lessee, in the name and stead of the Lessor, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of the Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of the Property; (c) if required by applicable Governmental Authority for any purpose, including, but not limited to, the dedication or transfer of unimproved portions of the Property for road, highway or other public purposes; and (d) the execution of amendments to any covenants and restrictions affecting the Property; provided, however, that in each case (i) such grant, release, dedication, transfer or amendment does not Materially impair the value, utility or remaining useful life of the Property,
(ii) such grant, release, dedication, transfer, annexation or amendment is reasonably necessary in connection with the use, maintenance, alteration or improvement of the Property, (iii) such grant, release, dedication, transfer, annexation or amendment will not cause the Property or any portion thereof to fail to comply in any Material respect with the provisions of this Lease or any other Operative Documents and all Requirements of Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made; (v) such grant, release, dedication, transfer, annexation or amendment will not result in any down-zoning of the Property or any portion thereof or a material reduction in the maximum density or development rights available to the Property under all Requirements of Law; (vi) the Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer, annexation or amendment had not been effected and (vii) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer, annexation or amendment. The Lessor acknowledges the Lessee's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at the Property other than Equipment which has been purchased with funds provided by the Lessor, and Lessor hereby disclaims and waives any interest therein and right thereto and the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation, amendment, disclaimer or waiver to any Person permitted under this Section 15.2 including landlord waivers with respect to any of the foregoing.


                                  ARTICLE XVI
                              PERMITTED CONTESTS

     XVI.1.  Permitted Contests in Respect of Applicable Law.  Subject to the
             -----------------------------------------------
terms of the Loan Documents, if, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to the Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor, involve (A) any risk of criminal liability being imposed on the Lessor or the Property, or (B) any risk of (1) foreclosure, forfeiture or loss of the Property, or any Material part thereof, or (2) the nonpayment of Rent or (C) any substantial danger of (1) the sale of, or the creation of any Lien (other than a Permitted Lien) on, any part of the Property,
(2) civil liability being imposed on the Lessor, or the Property, or (3) enjoinment of, or interference with, the use, possession or disposition of the Property in any Material respect.

     The Lessor will not be required to join in any proceedings pursuant to this
Section 16.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of the Lessor; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) no Default has occurred and is continuing and (ii) the Lessee pays all related expenses and indemnifies the Lessor to its reasonable satisfaction.


                                  ARTICLE XVI
                                   INSURANCE

     XVII.2. Public Liability and Workers' Compensation Insurance.
             ----------------------------------------------------

             (a) During the Term the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance for claims for bodily injury or death sustained by persons or damage to property while on the Property and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar properties. Such insurance shall be on terms and in amounts that are in accordance with normal industry practice. The policy shall be endorsed to name the Lessor, the Trust Company and the Lender as additional insured. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor may have in force.

             (b) The Lessee shall, in the construction of any Improvements (including in connection with any Modifications thereof) and the operation of the Property, comply with, or cause the applicable contractor to comply with, all applicable workers' compensation laws.

     XVII.2  Hazard and Other Insurance.  During the Term the Lessee shall keep,
             --------------------------
or cause to be kept, the Property insured against loss or damage by fire, flood and other risks on terms and in amounts that are no less favorable than insurance covering other similar properties owned by the Lessee or its Affiliates and that are in accordance with normal industry practice and as required in the Loan Documents. During the construction of any Improvements the Lessee shall also maintain or cause to be maintained builders' risk insurance.

     XVII.3. Insurance Coverage.
             ------------------

             (a) The Lessee shall furnish the Lessor with certificates showing the insurance required under Sections 17.1 and 17.2 to be in effect and naming the Lessor as additional insured with respect to liability coverage (excluding worker's compensation insurance), and naming the Lessor as loss payee with respect to property coverage and showing the mortgagee endorsement required by Section 17.3(c) with respect to such coverage. All such insurance shall be at the cost and expense of the Lessee. Such certificates shall include a provision for no less than thirty (30) days' advance written notice by the insurer to the Lessor in the event of cancellation or reduction of such insurance.

             (b) The Lessee agrees that the insurance policy or policies required by Section 17.2 shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor and its rights under and interests in said policies shall not be invalidated or reduced by any act or omission or negligence of the Lessee or any other Person having any interest in the Property. The Lessee hereby waives any and all such rights against the Lessor to the extent of payments made under such policies.

             (c) All such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Lessee which is rated in Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) shall have a general policyholder rating of "A" and a financial rating of at least "12" or be otherwise acceptable to the Lessor. All insurance policies required by Section 17.2 shall include a standard form mortgagee endorsement in favor of the Lender.

             (d)  The Lessor may carry separate liability insurance so long as
     (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and (ii) each such insurance policy will not cause the Lessee's insurance required under this
     Article XVII to be subject to a coinsurance exception of any kind.

             (e) The Lessee shall pay as they become due all premiums for the insurance required by Section 17.1 and Section 17.2, and shall renew or replace each policy prior to the expiration date thereof. Throughout the Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor certificates of insurance evidencing that all insurance required by this Article XVII is being maintained by the Lessee and is in effect.

     XVII.4. Insurance Proceeds.  All insurance proceeds in respect of any
             ------------------
loss or occurrence shall, to the extent permitted under the Loan Documents, be paid to the Lender and, upon compliance with the terms of the Loan Documents, the Lender shall pay same to the Lessee for application toward the reconstruction, repair or refurbishment of the Property to the extent permitted under the Loan Documents.

     XVII.5. Insurance Requirements in Loan Documents.  Notwithstanding the
             ----------------------------------------
provisions of Section 17.1, 17.2, 17.3 and 17.4, the Lessee shall comply with all Insurance Requirements (as defined in the

Nomura Loan Agreement) and to the extent the provisions hereof are inconsistent with same, the provisions of the Loan Documents shall control. The Lessor acknowledges that the Insurance Requirements are acceptable to it; provided, however, that notwithstanding the foregoing, the Lessee must at all times during the Term have liability insurance complying with Section 17.1.

                                  ARTICLE XVI
                          CASUALTY AND CONDEMNATION;
                             ENVIRONMENTAL MATTERS

     XVIII.1.  Casualty and Condemnation.
               -------------------------

               (a) Subject to the provisions of this Article XVIII, if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or if the use, access, occupancy, easement rights or title to the Property or any part thereof, is the subject of a Condemnation, then the Lessee shall (i) reconstruct, refurbish and repair the Property upon submission to the Lessor of an architect's certificate as to the cost of such restoration and to the effect that the Property can be fully restored to the condition required under the Operative Documents and as to the cost of such restoration or (ii) pay the Lease Balance.

               (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

               (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of the Property or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and the Lender promptly after the receipt of such notice.

               (d) If pursuant to this Section 18.1 and Section 19.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the Property, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Property in accordance with this paragraph, the Lessee shall pay the shortfall), promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 13.1 and 14.1 using the as-built plans and specifications for the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Requirements of Law) so as to restore the Property as near as possible to the condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modification as the Lessee may elect in accordance with Section 14.1. In such event, title to the Property shall remain with the Lessor. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion and a Responsible Employee's Certificate confirming that such restoration has been completed pursuant to this Lease.

          (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 7.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XXII and XXV.

          (f) Any Excess Proceeds received by the Lessor in respect of a Casualty or Condemnation shall be turned over to the Lessee.

          (g) Notwithstanding the provisions of this Section 18.1, the Lessee shall comply with and be entitled to the benefit of all provisions in the Loan Documents regarding Casualty and Condemnation and to the extent the provisions hereof are inconsistent with same, the provisions of the Loan Documents shall control.

     XVIII.2.  Environmental Matters.  Promptly upon the Lessee's knowledge of
               ---------------------
the existence of an Environmental Violation, the Lessee shall notify the Lessor in writing of such Environmental Violation. If the Lessor elects not to terminate this Lease pursuant to Section 19.1, at the Lessee's sole cost and expense, the Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 12.3. If the Lessor does not deliver a Termination Notice pursuant to Section 19.1, the Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Law. Each such Environmental Violation shall be remedied prior to the Expiration Date. Nothing in this Article XVII I shall reduce or limit the Lessee's obligations under the indemnity provisions hereof.

     XVIII.3.  Notice of Environmental Matters.  Promptly, but in any event
               -------------------------------
within sixty (60) Business Days from the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Violation on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within sixty (60) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Law or any Release in connection with the Property. The Lessee shall also promptly provide such detailed reports of any such environmental claims as may reasonably be requested by the Lessor. In the event that the Lessor receives written notice of any pending or threatened claim, action or proceeding involving any Environmental Violation on or in connection with the Property, the Lessor shall promptly give notice thereof to the Lessee.

     XVIII.4.  Environmental Obligations of the Lessor Pursuant to the Nomura
               --------------------------------------------------------------
Loan Agreement.  The representations, warranties and covenants set forth in
--------------
Section 4.1(d)(U) and Section 5.1(b)(D) through Section 5.1(b)(I) of the Nomura Loan Agreement imposed upon Lessee pursuant thereto shall survive in perpetuity.

                                  ARTICLE XIX
                             TERMINATION OF LEASE

     XIX.1.   Termination upon Certain Events.  With respect to the Property, if
              -------------------------------
either:

              (i)   a Significant Condemnation occurs; or

              (ii) an Environmental Violation occurs which (x) either causes the Lender to accelerate the Principal Indebtedness or (y) is not being addressed by the Lessee or the Parent as required hereby or by the FBTC Environmental Guaranty;

and the Lessor or the Lessee shall have given written notice to the other party that this Lease is to be terminated as a consequence of the occurrence of such an event (a "Termination Notice"), then, the Lessee shall be obligated to purchase all or a portion of the Lessor's interest in the Property on a Payment Date prior to the date occurring one hundred eighty (180) days after the date of the notice of termination (or if such Payment Date arises prior to the second anniversary of the Start-Up Date, on the first Payment Date after such anniversary) by paying the Lessor on such Payment Date an amount equal to (a) the Equity Balance, in which case this Lease shall not terminate but the Lease Balance shall be reduced by the amount of such payment of Equity Balance or (b) the Lease Balance.

     XIX.2.   Termination Procedures.  On the date of the payment by the Lessee
              ----------------------
of the Lease Balance in accordance with the Termination Notice or in accordance with Section 19.1 (such date, the "Termination Date"), this Lease shall terminate and, concurrent with the Lessor's receipt of such payment,

              (a) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a quitclaim deed with respect to the Property, a quitclaim bill of sale with respect to the applicable Equipment and an assignment of the Lessor's entire interest in the Property (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds not previously received by the Lessor and existing subleases and security deposits thereunder), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to the Lessor;

              (b) the Property shall be conveyed to such Person "AS IS" and in its then present physical condition;

              (c) in the case of a termination pursuant to clause (i) or (ii) of Section 19.1, the Lessor shall convey to the Lessee any Net Proceeds with respect to the Casualty or Condemnation giving rise to the partial termination of this Lease theretofore received by the Lessor or at the request of the Lessee, such amounts shall be applied against sums due hereunder; and

              (d) the Lessor shall execute and deliver to Lessee and the Lessee's title insurance company an affidavit as to the absence of any Lessor Liens and shall execute and deliver to the Lessee a statement of termination of this Lease to the extent relating to the Property.

                                  ARTICLE XX
                               EVENTS OF DEFAULT

     XX.1.  Events of Default.  The occurrence of any one or more of the
            -----------------
following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute an "Event of Default":

            (a) the Lessee shall fail to make payment of any Basic Rent, including amounts due pursuant to Section 19.1 or 22.1 or Article XXIV, Equity Balance or Lease Balance when due; provided, however, that if a Cash Management Event has not occurred, the failure to pay those portions of Basic Rent consisting of FBTC Basic Rent, Lessor Basic Rent, the Required Debt Service Payment due on such date, the Basic Carrying Costs Monthly Installment due on such date or the Capital Reserve Monthly Installment due on the due date therefor shall not constitute an Event of Default if Lessee shall cure such failure within five (5) days after the due date therefor;

            (b)  the Lessee shall fail to make payment of any Supplemental Rent
     (i) required to be made pursuant to the Nomura Loan Agreement on the due date therefor and such failure is not remedied within any applicable grace period set forth in the Loan Documents, and (ii) any other component of Supplement Rent due and payable within five (5) Business Days after receipt of notice thereof;

            (c)  the Lessee shall fail to maintain insurance as required by
     Article XVII of this Lease;

            (d) the Lessee shall fail in any Material respect to observe or perform any term, covenant or condition of the Lessee under this Lease or the Operative Documents to which it is party other than those described in
     Section 20.1(a), (b), or (c) hereof, and such failure shall have continued for thirty (30) days after the earlier of (i) delivery to the Lessee of written notice thereof from the Lessor or (ii) a Responsible Employee of the Lessee shall have knowledge of such failure; provided, however, that if such failure is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty (30) day period but such diligent efforts shall be properly commenced within the cure period and the Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional one hundred twenty (120) days or to extend beyond the Expiration Date; provided further, that failure by the Lessee to fully comply with the requirements of Section 24.1 hereof shall not be subject to any cure period;

            (e) to the extent the same causes an Event of Default under the Nomura Loan Agreement, any representation or warranty made by the Lessee in any of the Operative Documents to which it is a party shall prove to have been inaccurate in any Material respect at the time made, and if such inaccuracy can be cured, it shall not have been cured within forty-five
     (45) days after the earlier of (i) delivery to the Lessee of written notice thereof from the Lessor or (ii) a Responsible Employee of the Lessee shall have knowledge of such inaccuracy;

            (f) an "Event of Default" under the Nomura Loan Agreement shall have occurred and be continuing;

           (g) the Lessee or the Parent shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors,
     (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for the Lessee or the Parent, as applicable, or the whole or a substantial part of the Lessee's or the Parent's property within ninety (90) days after such appointment, (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or (vii) be adjudicated as bankrupt or insolvent;

           (h) dissolution, liquidation or insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against, consented to or acquiesced by the Lessee or the Parent and not dismissed within ninety (90) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Lessee or the Parent, as applicable, a receiver, liquidator or trustee of the Lessee or the Parent or the whole or a substantial part of any of the Lessee's or the Parent's property and such order or decree shall not be vacated or set aside within ninety (90) days from the date of the entry thereof;

           (i) an event of default, as defined in any agreement, mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Lessee in a principal amount in excess of $5,000,000, whether such indebtedness now exists or shall hereafter be created, shall happen, if the effect of such default is to accelerate the maturity of such indebtedness, unless the Lessee is diligently and in good faith contesting such default in appropriate proceedings;

           (j) any Lien granted by the Lessee under any Operative Document shall, in whole or in part, terminate, cease to be effective against, or cease to be the legal, valid, binding and enforceable obligation of, the Lessee;

           (k) the Lessee shall directly or indirectly contest the validity of any Operative Document in any manner in any court of competent jurisdiction or any lien granted by the Lessee under any Operative Document;

           (l) the Lessee shall fail to satisfy any of its obligations under the Securities Pledge Agreement or Certificate Pledge Agreement, including, without limitation, satisfying the Collateral Requirement (as defined in the Securities Pledge Agreement) within the applicable grace period provided therefor, for which the exclusive remedy for such Event of Default is provided in Section 20.2(k); or
                    ---------------

           (m) the Lessor shall not have received all FBTC Basic Rent and Lessor Basic Rent within five (5) days after any FBTC Payment Date.

     XX.2. Remedies.  Upon the occurrence of any Event of Default and at any
           --------
time thereafter, the Lessor may, so long as such Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Event of Default:

          (a) The Lessor may, by notice to the Lessee, rescind or terminate this Lease as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor.

          (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles XI and XIII and Section 12.3
                                    -----------     ----      ------------
     hereof as if the Property were being returned at the end of the Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Lessor in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by the Lessor.

          (c) The Lessor may (i) sell all or any part of the Property at public sale free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds (except that Excess Proceeds are payable to and shall be paid to the Lessee) with respect thereto (except to the extent required by clause
                                                                        ------
     (ii) below if the Lessor shall elect to exercise its rights thereunder) in
     ----
     which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of (1) the Lease Balance calculated as of such Payment Date (including all Rent due and unpaid to and including such Payment Date and), over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Lessor incident to such conveyance, including, without limitation, repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment.

          (d) The Lessor may, at its option, elect not to terminate this Lease and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of the Property by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make the necessary repairs in order to relet the Property, and relet the Property or any part thereof for such term or terms (which may be for a long term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any period are less than the Rent with respect to the Property to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Payment Date.

          (e) Unless the Property has been sold in its entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (b), (c) or (d) of this
                                               -------------  ---    ---
     Section 20.2 with respect to the Property or portion thereof, demand, by
     ------------
     written notice to the Lessee specifying a date (a "Termination Date") not
                                                        ----------------
     earlier than 10 days after the date of such notice, that the Lessee purchase, on such Termination Date, the Property (or the remaining portion thereof) in accordance with the provisions of Article XXII; provided,
                                                   ------------  --------
     however, that no such written notice shall be required upon the occurrence
     -------
     of any Event of Default in clause (g) or (h) of Section 20.1.
                                ----------    ---    ------------

          (f) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term.

          (g) The Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease.

          (h) If an Event of Default shall have occurred and so long as same is continuing, the Lessor, as a matter of right and without notice to the Lessee, and without regard to the value of the Property or the solvency of the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Property unless such receivership is sooner terminated.

          (i) To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of any or all of the Property or any interest therein.

          (j) The Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor.

          (k) The Lessor may exercise any and all rights under (a) the Certificate Pledge Agreement against Certificate A and/or (b) the Securities Pledge Agreement against the Pledged Securities, and the collateral represented thereby.

In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver on to all or any part of the Property), be deemed a "mortgagee in possession," and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

     If, pursuant to the exercise by the Lessor of its remedies pursuant to this
Section 20.2, the Lease Balance, all other amounts due and owing from the Lessee
------------
under this Lease and the other Operative Documents have been paid in full, then the Lessor shall remit to the Lessee any excess amounts received by the Lessor.

     XX.3. Waiver of Certain Rights.  If this Lease shall be terminated pursuant
           ------------------------
to Section 20.2, the Lessee waives, to the fullest extent permitted by law, (a)
   ------------
any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XX.
                                                         ----------

                                  ARTICLE XXI
                               LESSOR ASSIGNMENT

     XXI.1.  Assignment. The Lessee hereby consents to the Lessor's assignment
             ----------
of this Lease to the Lender and the Lender and the Lessee acknowledge that the Lender is a third party beneficiary of this Lease.


                                  ARTICLE XXI
                              PURCHASE PROVISIONS

     XXII.1. Purchase Option.  Provided that the Lessee shall not have given
             ---------------
notice of its intention to exercise the Remarketing Option, the Lessee shall have the option on any Payment Date after the second anniversary of the Start-Up Date (exercisable by giving the Lessor irrevocable written notice (the "Purchase
                                                                        --------
Notice") of the Lessee's election to exercise such option) to (a) purchase all,
------
and not less than all, of the Property on the date specified in such Purchase Notice at a price equal to the Lease Balance theretofore accruing or (b) pay the Lessor the Equity Balance and reduce the amount of the Lease Balance by the amount paid. The Lessee shall deliver the Purchase Notice to the Lessor not less than thirty (30) days prior to such purchase or payment of the Equity Balance. If the Lessee exercises its option to purchase the Property pursuant to Section 22.1(a) (the "Purchase Option"), the Lessor shall transfer to the
   ---------------       ---------------
Lessee or its designee all of the Lessor's right, title and interest in and to the Property as of the date specified in the Purchase Notice upon receipt of the Lease Balance in accordance with Section 25.1. Subject to Section 12.4 and with
                                 ------------             ------------
the consent of the Lessor the Lessee may assign the Purchase Option to any Person. The Lessee may designate, in a notice given to the Lessor not less than five (5) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided,
                                                                 --------
however, that such designation of a transferee or transferees shall not cause
-------
the Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay the Lessor the Lease Balance on the Expiration Date.


                                  ARTICLE XXI
                              RENEWAL PROCEDURES

     XXIII.1.  Renewal.  Subject to the conditions set forth herein, the
               -------
Lessee and the Lessor may agree to renew the Base Lease Term for the Property for up to eleven one-year terms (each, a "Renewal Term"), with each such Renewal
                                          ------------
Term to commence on the first day following the Expiration Date then in effect. The effective extension of the Base Lease Term for the Property shall be subject to the satisfaction of each of the following conditions:

               (a) each renewal shall be automatic unless on or before one hundred eighty (180) days prior to the Expiration Date the Lessee shall have delivered written notice to the Lessor of the Lessee's determination not to extend the Base Lease Term for the Property;

          (b) on the Expiration Date then in effect prior to any renewal, no Event of Default shall have occurred and be continuing; and

          (c) the Lessee shall not have given notice of its intention to exercise the Remarketing Option.


                                  ARTICLE XXI
                              REMARKETING OPTION

     XXIV.1.  Option to Remarket.  Subject to the fulfillment of each of the
              ------------------
conditions set forth in this Section 24.1, the Lessee shall have the option
                             ------------
beginning on the second anniversary of the Start-Up Date (the "Remarketing
                                                               -----------
Option") to market and complete the sale of the Property for the Lessor.
------

     The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as to the Property as of the dates set forth below.

          (a) Not later than one hundred eighty (180) days prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable. If Lessee does not deliver a notice of its intention not to renew this Lease as provided in Section 23.1 and fails to timely provide the Remarketing Notice, then this Lease shall be renewed for a Renewal Term as provided in Section 23.1. If Lessee delivers the notice of its intention not to renew this Lease as provided in Section 23.1 and fails to timely provide the Remarketing Notice, then Lessee shall be deemed to have elected to exercise its Purchase Option under Section 22.1(i).
                                                   ---------------

          (b) Not later than one hundred twenty (120) days prior to the Expiration Date, the Lessee shall deliver to the Lessor an Environmental Audit for the Property. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Property. If any such Environmental Audit indicates any exceptions with respect to which a Phase Two environment assessment is recommended, the Lessee shall also deliver
     (i) a Phase Two environmental assessment by such environmental consultant within thirty (30) days prior to the Expiration Date and (ii) a certificate of such environmental consultant prior to the Expiration Date showing the completion of all remedial action in compliance with Applicable Law.

          (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, and on the Expiration Date, no Event of Default shall exist.

          (d) The Lessee shall have completed in all Material respects all Modifications, restoration and rebuilding of the Property pursuant to Sections 14.1 and 18.1 (as the case may be) and shall have fulfilled in all
     -------------     ----
     Material respects all of the conditions and requirements in connection therewith pursuant to said Sections, in each case by the date on which the Lessor receives the Lessee's notice of the Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 16.1 from
                                                        ------------
     complying with any Applicable Law that involved the extension of the ultimate imposition of such Applicable Law beyond the last day of the Term. Any Permitted Liens (other than Lessor Liens) on the Property that were contested by the Lessee shall have been removed.

          (e) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use best efforts to sell the Lessor's interest in the Property and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value of the Property. The Lessee will be responsible for hiring brokers and making the Property available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor and any potential purchasers, and shall otherwise do all things reasonably necessary to sell and deliver possession of the Property to any purchaser. All such marketing of the Property shall be at the Lessee's sole expense. The Lessee shall allow the Lessor and any potential qualified purchaser reasonable access to the Property for the purpose of inspecting the same.

          (f) The Lessee shall submit all bids to the Lessor, and the Lessor will have the right to submit any one or more bids. The Lessee shall deliver to the Lessor, not less than thirty (30) days prior to the Expiration Date, binding written unconditional (except as set forth below), irrevocable offer or offers by such purchaser or purchasers offering the highest bid to purchase the Property. No such purchaser shall be the Lessee or an Affiliate of the Lessee. The written offer must specify the Expiration Date as the closing date unless the Lessor shall otherwise agree in its reasonable discretion. Any sale by the Lessee shall be for the highest cash bid submitted to the Lessor. The determination of the highest bid shall be made by the Lessor prior to the end of the Marketing Period, but in any event, the Lessor shall have no obligation to approve any bid unless the aggregate amount of the highest bids for the Property equals or exceeds an amount equal to the Lease Balance minus the Contingent Rental
                                                  -----
     Adjustment determined as of the Expiration Date. All bids shall be on an all-cash basis unless the Lessor shall otherwise agree in its sole discretion.

          (g) In connection with any such sale of the Property, the Lessee will provide to each Purchaser all customary "seller's" indemnities, representations and warranties regarding absence of Liens (other than Lessor Liens and the condition of the Property. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder.

          (h) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Property, whether incurred by the Lessor or the Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

          (i) The Lessee shall pay to the Lessor on or prior to the Expiration Date (or to such other Person as the Lessor shall notify the Lessee in writing) an amount equal to the Contingent Rental

     Adjustment for the Property plus all Basic Rent and all other amounts
                                 ----
     hereunder which have accrued or will accrue prior to or as of the Expiration Date or such other closing date approved by the parties, in the type of funds specified in Section 7.4 hereof.
                                -----------

          (j) The Lessee shall pay to the Lessor on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to Section 26.2
                                                               ------------
     hereof.

          (k) If the Lessor approves any bid for the Property, the purchase of the Property shall be consummated on or before the Expiration Date and the gross proceeds (the "Gross Proceeds") of the sale of the Property, less the
                          --------------
     documented expenses incurred by the Lessee under clause (h) shall be paid
                                                      ----------
     directly to the Lessor; provided, however, that if the sum of (x) the
                             --------  -------
     remaining Gross Proceeds from such sale or sales plus (y) the Contingent
                                                      ----
     Rental Adjustment received by the Lessor pursuant to clause (i) plus (z)
                                                          ---------- ----
     amounts received by the Lessor pursuant to Section 26.2 hereof exceeds the
                                                ------------
     Lease Balance as of such date, then the excess shall be paid to the Lessee on the Expiration Date or such other closing date approved by the parties.

          (l) All reconstruction, refurbishment and repair to the Property resulting from a Casualty or Condemnation shall have been completed prior to the end of the Marketing Period.

     If one or more of the foregoing provisions shall not be fulfilled as of the date set forth above with respect to the Property, then the Lessor shall declare by written notice to the Lessee the Remarketing Option to be null and void (whether or not it has been theretofore exercised by the Lessee), in which event all of the Lessee's rights under this Section 24.1 shall immediately terminate
                                      ------------
and the Lessee shall be obligated to purchase the Property pursuant to Section
                                                                       -------
22.1 on the Expiration Date.
----

     If the Lessee effectively elects the Remarketing Option and no sale of the Property is consummated prior to the end of the Marketing Period, the Lessee shall, in addition to making the payment required pursuant to Section 24.1(i)
                                                              ---------------
above, return the Property to the Lessor (or to any other Person specified by the Lessor). In connection with any such return of the Property, the Lessee shall, at its own cost and expense, do each of the following:

          (i) the Lessee shall, on or prior to the Expiration Date, execute and deliver to the Lessor (or to the Lessor's designee) (A) a deed with respect to the Property containing representations and warranties of grantor to the Lessor (or such other Person) regarding the absence of Liens (other than Permitted Liens of the type described in clause (i), (iii), (vii), (viii),
                                              ----------  -----  -----  ------
     (ix) or (x) of the definition of "Permitted Liens"), (B) a bill of sale
     ----    ---
     with respect to any Equipment then located on the Property and (C) an assignment of the Lessee's entire interest in the Property (which shall include an assignment of all of the Lessee's right, title and interest in and to any Net Proceeds with respect to the Property not previously received by the Lessee and an assignment of leases of the Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Liens attributable to the Lessee;

          (ii) the Lessee shall execute and deliver to Lessor and the Lessor's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens of the type described in clause (i), (iii), (vii),
                                                   ----------  -----  -----
     (viii), (ix) or (x)), and shall execute and deliver to the Lessor a
     ------  ----    ---
     statement of termination of this Lease to the extent relating to the Property;

          (iii) the Lessee shall, on the Expiration Date, transfer possession of the Property to the Lessor or any Person designated by the Lessor, by surrendering the same into the possession of the Lessor or such Person, as the case may be, in the condition required by this Section 24.1 and in
                                                        ------------
     compliance with Applicable Law;

          (iv) the Lessee shall, for a period of up to one year after the Expiration Date, cooperate reasonably with the Lessor and/or any Person designated by the Lessor to receive the Property, which cooperation shall include reasonable efforts with respect to the following, all of which the Lessee shall do on or before the Expiration Date or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of the Property and all know-how, data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease; and

          (v) no subleases with respect to the Property or any portion thereof shall be in effect on the Expiration Date.

     Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale or sales of the Property.

      XXV.2.  Certain Obligations Continue.  During the Marketing Period, the
              ----------------------------
obligation of the Lessee to pay Rent shall continue undiminished until payment in full to the Lessor of the Contingent Rental Adjustment and all other amounts due to the Lessor by Lessee under the Operative Documents to which the Lessee is a party. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXIV.
                           ------------


                                  ARTICLE XXV
                PROCEDURES RELATING TO PURCHASE OR REMARKETING

      XXV.1.  Provisions Relating to the Exercise of Purchase Option and
              ----------------------------------------------------------
Conveyance Upon Remarketing and Conveyance Upon Certain Other Events.  In
--------------------------------------------------------------------
connection with the Lessee's exercise of its Purchase Option, upon the Expiration Date or the purchase of the Property under Article XIX or Section
                                                      -----------    -------
20.2(e) hereof and upon tender by the Lessee of the amounts set forth in Article
-------                                                                  -------
XIX, Section 20.2(e) or 22.1(a) hereof, as applicable:
---  ---------------    -------

          (i) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a limited warranty deed (with covenants against grantor acts) with respect to the Property, a limited warranty bill of sale (with covenants against grantor acts) with respect to any Equipment and an assignment of the Lessor's entire interest in the Property (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds not previously received by the Lessor, and an assignment of leases of the Property and any security deposits collected by the Lessor), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to the Lessor;

          (ii) the Property shall be conveyed to the Lessee "AS IS" and in its then present physical condition;

          (iii) the Lessor shall execute and deliver to Lessee and the Lessee's title insurance company an affidavit as to the Lessor's title and the absence of Lessor Liens; and

          (iv) the Lessor shall execute such other documents reasonably requested by the Lessee, or otherwise required under local law, to effect a transfer of the Property and title thereto.


                                 ARTICLE XXVI
                                INDEMNIFICATION

      XXVI.1.  General Indemnification.  The Lessee agrees, whether or not any
               -----------------------
of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Documentation Date or after the Expiration Date, in any way relating to or arising out of:

          (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof;

          (b)    the Property or any part thereof or interest therein;

          (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to any provision hereof), return or other disposition of all or any part or any interest in the Property or the imposition of any Lien other than a Lessor Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien other than a Lessor Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Property, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by the Lessee pursuant to this Lease which are in effect at any time with respect to the Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, and (6) Claims arising from any public improvements with respect to the Property resulting in any change or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to the Property, or any Claim for utility "tap-in" fees;

          (d) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

          (e) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with the transactions contemplated hereby;

          (f) the existence of any Lien on or with respect to the Property, any Improvements, or Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Modifications constructed by the Lessee, except with respect to any of the foregoing Lessor Liens and Liens in favor of the Lessor; or

          (g)  subject to the accuracy of Lessor's representation set forth in
     Section 6.1(a), the transactions contemplated by this Lease or by any other
     --------------
     Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in
     Section 4975(c) of the Code;
     ---------------

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 26.1 for any of the following:  (1) any Claim to the extent
           ------------
resulting from the willful misconduct or gross negligence of such Indemnitee (it
                                                                              --
being understood that the Lessee shall be required to indemnify an Indemnitee
----------------
even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or the breach of any representation, warranty or covenant of such Indemnitee set forth in any Operative Document, (2) any Claim resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Documents, (3) any Claim to the extent attributable to acts or events occurring after the expiration of the Term or the return or remarketing of the Property so long as the Lessor is not exercising remedies against the Lessee in respect of the Operative Documents, and (4) any Claim arising from a breach or alleged breach by the Lessor of any agreement entered into in connection with the assignment or participation of Rent. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under this Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this Section 26.1, this
                                                         ------------
Section 26.1 shall be construed as an indemnity only and not a guaranty of
------------
residual value of the Property.

      XXVI.2.  End of Term Indemnity.
               ---------------------

               (a) If the Lessee elects the Remarketing Option and there would, after giving effect, to the proposed remarketing transactions, be a Shortfall Amount, then prior to the Expiration Date and as a condition to the Lessee's right to complete the remarketing of the Property pursuant to
     Section 24.1, the Lessee shall cause to be delivered to the Lessor at least
     ------------
     thirty (30) days prior to the Expiration Date, at the Lessee's sole cost and expense, a report from an appraiser selected by the Lessor and reasonably satisfactory to the Lessee in form and substance satisfactory to the Lessor (the "End of the Term Report") which shall state the appraiser's
                      ----------------------
     conclusions as to the reason for any decline in the Fair Market Sales Value of the Property from that anticipated for such date in the Appraisal delivered on the Acquisition Date.

               (b) If the Lessee elects the Remarketing Option, then on or prior to the Expiration Date, the Lessee shall pay to the Lessor an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the Property due to

               (i) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all applicable laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, (excepting in each case ordinary wear and tear), or

               (ii) with respect to the Property, any Modification made to, or any rebuilding of, the Property or any part thereof by the Lessee, or

               (iii) the existence of any Environmental Violations, or

               (iv)  any restoration or rebuilding carried out by the Lessee, or

               (v) any use of the Property or any part thereof by the Lessee other than as permitted under this Lease, or

               (vi) any grant, release, dedication, transfer, annexation or amendment made pursuant to Section 15.2, or
                                     ------------

               (vii) the failure of the Lessor to have title to the Property free and clear of all Liens (excluding Permitted Liens).

      XXVI.3.  Environmental Indemnity.  Without limitation of the other
               -----------------------
provisions of this Article XXVI, the Lessee hereby agrees to indemnify, hold
                   ------------
harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to, to the extent the Lease Balance has not been fully paid, any loss of value of the Property), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising in whole or in part, out of

          (a) the presence on or under the Property of any Hazardous Substance in violation of Environmental Law, or any releases or discharges of any Hazardous Substance on, under, from or onto the Property in violation of Environmental Law,

          (b) any activity, including, without limitation, construction, carried on or undertaken on or off the Property, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substances in violation of Environmental Law that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Property,

          (c) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws,

          (d) any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records, or

          (e) any residual contamination on or under the Land, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Substances, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 26.3 for (1) any Claim to the extent resulting from the
           ------------
willful misconduct or gross negligence of such Indemnitee (it being understood
                                                           -- ----- ----------
that, unless the applicable Indemnitee was in possession of the Property and caused the Claim, the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or (2) any Claim to the extent attributable to acts or events occurring after the expiration of the Term or the return or remarketing of the Property so long as the Lessor is not exercising remedies against the Lessee in respect of the Operative Documents. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under this Lease or any other Operative Document.

      XXVI.4.  Proceedings in Respect of Claims.  With respect to any amount
               --------------------------------
that the Lessee is requested by an Indemnitee to pay by reason of Section 26.1
                                                                  ------------
 or 26.3, such Indemnitee shall, if so requested by the Lessee and prior to any
    ----
payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

     In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall promptly notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall not have any increased
         --------  -------
liability as a direct result of an Indemnitee's failure to provide such notice promptly; provided, further, that the Lessee shall have acknowledged in writing
          --------  -------
its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and, the Lessee shall keep such Indemnitee fully apprised of the status of such action suit or proceeding and shall provide such Indemnitee with all information with respect to such action suit or proceeding as such Indemnitee shall reasonably request, and provided, further, that the Lessee
                                         --------  -------
shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or any risk of imposition of material civil liability on such Indemnitee or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien or Lessor Lien) on the Property or any part thereof unless, in the case of civil liability, the

Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or
(C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 26.1 or 26.3 without
                                                    ------------    ----
the prior written consent of the Indemnitee which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee; provided, however, that in the event
                                           --------  -------
that such Indemnitee withholds consent to any settlement or other compromise, the Lessee shall not be required to indemnify such Indemnitee under Section 26.1
                                                                    ------------
or 26.3 to the extent that the applicable Claim (x) is for legal fees and
   ----
expenses incurred after the date of the proposed settlement or (y) results in a judgment in excess of such offered money settlement.

     Each Indemnitee shall at the expense of the Lessee supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by Section 26.1 or 26.3. Unless an Event of
                                      ------------    ----
Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 26.1 or 26.3 without the prior written consent
                        ------------    ----
of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 26.1 or 26.3 with
                                                    ------------    ----
respect to such Claim.

     Upon payment in full of any Claim by the Lessee pursuant to Section 26.1 or
                                                                 ------------
26.3 to or on behalf of an Indemnitee, the Lessee, without any further action,
----
shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

     Any amount payable to an Indemnitee pursuant to Section 26.1 or 26.3 shall
                                                     ------------    ----
be paid to such Indemnitee within ten (10) Business Days after receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable and, if requested by the Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to the Lessee and the Indemnitee at the expense of the Lessee; provided, however, that if the Lessee has assumed the defense of the
        --------  -------
related Claim or is paying the costs of the Indemnitee's defense of the related claim on an ongoing basis, the Lessee shall not be required to pay such amount to the applicable Indemnitee until such time as a judgment is entered with respect to such Claim, the enforcement of which is not stayed or which judgment is not bonded over, or the Claim is otherwise settled or lost. To the extent the Lessee suffers any losses or damages as a result of an Indemnitee's failure to provide the Lessee with prompt notice of the commencement of any action, suit or proceeding against any Indemnitee in accordance with the first sentence of the second paragraph of this Section 26.4, the amounts of such losses or damages
                             ------------
may be offset against the Lessee's indemnification obligation to such Indemnitee.

      XXVI.5.  General Tax Indemnity.
               ---------------------

          (a)  Indemnification.  The Lessee shall pay and assume liability for,
               ---------------
     and does hereby agree to indemnify, protect and defend the Property and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

          (b)  Contests.  If any claim shall be made against any Tax Indemnitee
               --------
     or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Imposition as to which the Lessee may have an indemnity obligation pursuant to this Section
                                                                        -------
     26.5, or if any Tax Indemnitee shall determine that any Imposition to which
     ----
     the Lessee may have an indemnity obligation pursuant to this Section 26.5
                                                                  ------------
     may be payable, such Tax Indemnitee shall promptly (and in any event, within 30 days) notify the Lessee in writing (provided that failure to so
                                                   --------
     notify the Lessee within 30 days shall not alter such Tax Indemnitee's rights under this Section 26.5 except to the extent such failure precludes
                       ------------
     or materially adversely affects the ability to conduct a contest of any indemnified Taxes) and shall not take any action with respect to such claim, proceeding or Imposition without the written consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 30 days after the receipt of such notice by the Lessee; provided, however,
                                                             --------  -------
     that in the case of any such claim or proceeding, if such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 30-day period, such Tax Indemnitee shall in such notice to the Lessee, so inform the Lessee, and such Tax Indemnitee shall not take any action with respect to such claim, proceeding or Imposition without the consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 10 days after the receipt of such notice by the Lessee unless the Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 10-day period.

          The Lessee shall be entitled for a period of 30 days from receipt of such notice from the Tax Indemnitee (or such shorter period as the Tax Indemnitee has notified the Lessee is required by law or regulation for the Tax Indemnitee to commence such contest), to request in writing that such Tax Indemnitee contest the imposition of such Tax, at the Lessee's expense. If (x) such contest can be pursued in the name of the Lessee and independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee has not agreed to indemnify such Tax Indemnitee, (y) such contest must be pursued in the name of the Tax Indemnitee, but can be pursued independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee has not agreed to indemnify such Tax Indemnitee or (z) the Tax Indemnitee so requests, then the Lessee shall be permitted to control the contest of such claim, provided that in the case of a contest described in clause (y), if
            --------                                            ----------
     the Tax Indemnitee determines in good faith that such contest by the Lessee could have a material adverse impact on the business or operations of the Tax Indemnitee and provides a written explanation to the Lessee of such determination, the Tax Indemnitee may elect to control or reassert control of the contest, and provided, that by taking control of the contest, Lessee
                         --------
     acknowledges that it is responsible for the Imposition ultimately determined to be due by reason of such claim, and provided, further, that
                                                       --------  -------
     in determining the application of clauses (x) and (y) of the preceding
                                       -----------     ---
     sentence, each Tax Indemnitee shall take any and all reasonable steps to segregate claims for any Taxes for which the Lessee indemnifies hereunder from Taxes for which the Lessee is not obligated to indemnify hereunder, so that the Lessee can control the contest of the former. In all other claims requested to be contested by the Lessee, the Tax Indemnitee shall control the contest of such claim, acting through counsel reasonably acceptable to the Lessee. In no event shall the Lessee be permitted to contest

     (or the Tax Indemnitee required to contest) any claim, (A) if such Tax Indemnitee provides the Lessee with a legal opinion of counsel reasonably acceptable to the Lessee that such action, suit or proceeding involves a risk of imposition of criminal liability or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien or Lessor Lien) on the Property or any part of any thereof unless the Lessee shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Tax Indemnitee in respect to such risk, (B) if an Event of Default has occurred and is continuing unless the Lessee shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Tax Indemnitee in respect of the Taxes subject to such claim and any and all expenses for which the Lessee is responsible hereunder reasonably foreseeable in connection with the contest of such claim, (C) unless the Lessee shall have agreed to pay and shall pay, to such Tax Indemnitee within ten (10) Business Days after demand all reasonable out-of-pocket costs, losses and expenses that such Tax Indemnitee may incur in connection with contesting such Imposition including all reasonable legal, accounting and investigatory fees and disbursements, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless the Lessee shall provide to the Tax Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax costs to such Tax Indemnitee). In addition for Tax Indemnitee controlled contests and claims contested in the name of the Tax Indemnitee in a public forum, no contest shall be required: (A) unless the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Tax Indemnitee for which the Lessee may be liable to pay an indemnity under this Section
                                                                   -------
     26.5(b)) exceeds $500,000 and (B) unless, if requested by the Tax
     -------
     Indemnitee, the Lessee shall have provided to the Tax Indemnitee an opinion of counsel selected by the Lessee (which may be in-house counsel) (except, in the case of income taxes indemnified hereunder which shall be an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably acceptable to the Lessee) that a reasonable basis exists to contest such claim. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court.

          The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Taxes (or claim for refund) but the decisions regarding what actions to be taken shall be made by the controlling party in its sole judgement, provided, however, that if the Tax Indemnitee is the controlling party and
     --------  -------
     the Lessee recommends the acceptance of a settlement offer made by the relevant Governmental Authority and such Tax Indemnitee rejects such settlement offer then the amount for which the Lessee will be required to indemnify such Tax Indemnitee with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such settlement offer had been accepted. In addition, the controlling party shall keep the noncontrolling party reasonably informed as to the progress of the contest, and shall provide the noncontrolling party with a copy of (or appropriate excerpts from) any reports or claims issued by the relevant auditing agents or taxing authority to the controlling party thereof, in connection with such claim or the contest thereof.

          Each Tax Indemnitee shall at the Lessee's expense supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 26.5(b). No Tax
                                                        ---------------
     Indemnitee shall enter into any settlement or other compromise or fail to appeal an adverse ruling with respect to any claim which is entitled to be indemnified under this Section 26.5 (and with respect to which contest is
                            ------------
     required under this Section 26.5(b)) without the prior
                         ---------------
     written consent of the Lessee, unless such Tax Indemnitee waives its right to be indemnified under this Section 26.5 with respect to such claim.
                                  ------------

          Notwithstanding anything contained herein to the contrary, a Tax Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this
     Section 26.5 with respect to such claim (and any claim with respect to such
     ------------
     year or any other taxable year the contest of which is materially adversely affected as a result of such waiver).

          (c)  Reimbursement for Tax Savings.  If (x) a Tax Indemnitee or any
               -----------------------------
     Affiliate thereof realizes a deduction, offset, credit or refund of any Taxes or any other savings or benefit as a result of any indemnity paid by the Lessee pursuant to this Section 26.5 or (y) by reason of the incurrence
                                 ------------
     or imposition of any Tax (or the circumstances or event giving rise thereto) for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by the Lessee pursuant to this Section 26.5 or any payment made by a Tax Indemnitee to the Lessee by
          ------------
     reason of this Section 26.5(c), such Tax Indemnitee at any time actually
                    ---------------
     realizes a reduction in any Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section 26.5 which reduction
                                                    ------------
     in Taxes was not taken into account in computing such payment by the Lessee to or for the account of such Tax Indemnitee or by the Tax Indemnitee to the Lessee, then such Tax Indemnitee shall promptly pay to the Lessee (xx) the amount of such deduction, offset, credit, refund, or other savings or benefit together with the amount of any interest received by such Tax Indemnitee on account of such deduction, offset, credit, refund or other savings or benefit or (yy) an amount equal to such reduction in Taxes, as the case may be, in either case together with an amount equal to any reduced Taxes payable by such Tax Indemnitee as a result of such payment; provided that no such payment shall be made so long as a Default or Event
     --------
     of Default shall have occurred and be continuing but shall be paid promptly after cure of such Default or Event of Default. Each Tax Indemnitee agrees to take such actions as the Lessee may reasonably request (provided in the good faith judgment of the Tax Indemnitee, such actions would not result in a material adverse effect on the Tax Indemnitee for which the Tax Indemnitee is not entitled to indemnification from the Lessee) and to otherwise act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessee pursuant to this Section 26.5 and to maximize
                                                  ------------
     the amount of any Tax savings available to it. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this Section
                                                                  -------
     26.5(e) shall be treated as a Tax for which the Lessee is obligated to
     -------
     indemnify such Tax Indemnitee hereunder without regard to the exclusions set forth in the definition of Impositions except the exclusions set forth in (iv), (v), (vi), (vii), (ix), (x), (xi), (xiv) and (xvi).

          (d)  Payments.  Any Imposition indemnifiable under this Section 26.5
               --------                                           ------------
     shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 26.5 shall be paid
                                                    ------------
     within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before two Business Days prior to the date that the relevant Taxes are due. Any payments made pursuant to this Section 26.5 shall be made directly to the Tax Indemnitee
                      ------------
     entitled thereto or the Lessee, as the case may be, in
     immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in
     Schedule I hereto. Upon the request of any Tax Indemnitee with respect to a
     ----------
     Tax that the Lessee is required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

          (e)  Reports.  In the case of any report, return or statement required
               -------
     to be filed with respect to any Taxes that are subject to indemnification under this Section 26.5 and of which the Lessee has knowledge, the Lessee
                ------------
     shall promptly notify the Tax Indemnitee of such requirement and, at the Lessee's expense (i) if the Lessee is permitted (unless otherwise requested by the Tax Indemnitee) by Applicable Law, timely file such report, return or statement in its own name or (ii) if such report, return or statement is required to be in the name of or filed by such Tax Indemnitee or the Tax Indemnitee otherwise requests that such report, return or statement for filing by such Tax Indemnitee in such manner as shall be satisfactory to such Tax Indemnitee and send the same to the Tax Indemnitee for filing no later than 15 days prior to the due date therefor. In any case in which the Tax Indemnitee will file any such report, return or statement, the Lessee shall, upon written request of such Tax Indemnitee, provide such Tax Indemnitee with such information as is reasonably necessary to allow the Tax Indemnitee to file such report, return or statement.

          (f)  Verification.  At the Lessee's request, the amount of any
               ------------
     indemnity payment by the Lessee or any payment by a Tax Indemnitee to the Lessee pursuant to this Section 26.5 shall be verified and certified by an
                             ------------
     independent public accounting firm mutually acceptable to the Lessee and the Tax Indemnitee. The costs of such verification shall be borne by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of the lesser of (i) $10,000, and (ii) five (5%) percent of the payment as computed by the Tax Indemnitee, in which case such fee shall be paid by the Tax Indemnitee. In no event shall the Lessee have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within 30 days of the Lessee's request for verifications and the computations of the accounting firm shall be final, binding and conclusive upon the Lessee and the Tax Indemnitee. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Lease and that matters of interpretation of this Lease are not within the scope of the independent accounting firm's responsibilities.

          (g)  Tax Ownership.  The Lessor represents and warrants that it will
               -------------
     not, prior to the termination of this Lease, claim ownership of (or any tax benefits, including depreciation, with respect to) the Property for any income tax purposes, it being understood that the Lessee is and will remain the owner of the Property for such income tax purposes until the termination of this Lease. If, notwithstanding the income tax intentions of the parties as set forth herein, the Lessor actually receives any income tax deductions, reductions in income tax or other income tax benefit as a result of any claim for, or recharacterization requiring such party to take, any tax benefits attributable to ownership of the Property for income tax purposes, the Lessor shall pay to the Lessee, together with an amount equal to any reduced Taxes payable by such Tax Indemnitee as a result of such payment, the amount of such income tax savings actually realized by the Lessor (less the amount of any anticipated increase in income tax which the Lessor determines is currently payable as a result of such claim or recharacterization), provided that the Lessee shall agree to reimburse the
                          --------
     Lessor for any subsequent increase in the Lessor's income taxes resulting from such claim or recharacterization not taken into account in the payment made to the Lessee, up to the amount paid to the Lessee by the Lessor. The parties agree that this Section 26.5(g) is intended to require a payment to
                             ---------------
     the Lessee if and only if the Lessor shall have actually received an unanticipated tax savings with respect to the Property that would not have been received if the Lessor had advanced funds to the Lessee in the form of a loan secured by the Property in an amount equal to the Lease Balance. Nothing in this Section 26.5(g) shall be construed to require the Lessor to
                     ---------------
     take any affirmative action to realize any tax savings if in its good faith judgment such action may have a material adverse affect on the Lessor.

     XXVI.6.  Funding Losses.  If any payment of Rent or the Lease Balance,
              --------------
including pursuant to the Lessee's exercise of the Purchase Option under Section
                                                                         -------
22.1, is made on any day other than the last day of an Interest Period
----
applicable thereto, the Lessee shall reimburse the Lessor within fifteen (15) days after demand for any actual resulting loss or expense incurred by it, including any loss incurred in obtaining, liquidating or employing deposits from third parties, swaps, hedges or similar transactions entered into in connection with or in contemplation of transactions relating to the Property, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that the Lessor shall have delivered to the Lessee a
                  --------
certificate signed by an officer of the Lessor as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error, and provided, further, that such loss shall in no event exceed the then
    --------  -------
effective Lease Rate which would have been payable for the balance of such Interest Period. The Lessor will, at the request of the Lessee, furnish such additional information concerning the determination of such loss as the Lessee may reasonably request.

     XXVI.7.  Regulation D Compensation.  During the Term, for so long as the
              -------------------------
Lessor (or FBTC) is required to maintain reserves against "Eurocurrency Liabilities" (or any other category of liabilities which include deposits by reference to which the Lease Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of the Lessor to United States residents), and, as a result, the cost to the Lessor (or its Funding Office) of making or maintaining its Advances is increased, then the Lessor may require the Lessee to pay, contemporaneously with each payment of Rent, an additional amount at a rate per annum up to but not exceeding the excess of (i) (A) the applicable Eurodollar Rate divided by (B) one minus the
                                                                    -----
Eurocurrency Reserve Requirements and (ii) the applicable Eurodollar Rate. In the event that the Lessor wishes to require payment of such additional amount, the Lessor (x) shall so notify the Lessee, in which case such additional Rent shall be payable to the Lessor at the place indicated in such notice with respect to each Interest Period commencing at least three Business Days after the giving of such notice and (y) shall furnish to the Lessee at least five Business Days prior to each date on which Rent is payable a certificate setting forth the amount to which it is then entitled under this Section (which shall be consistent with its good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Lessee may reasonably request as to the computation set forth therein.

     XXVI.8.  Deposits Unavailable.  If on or prior to the first day of any
              --------------------
Interest Period:

          (a) deposits in dollars (in the applicable amounts) are not being offered to the Lessor (or its Affiliates) in the relevant market for such Interest Period, or

          (b) the Lessor advises the Lessee that the Eurodollar Rate as determined by the Lessor will not adequately and fairly reflect the cost to the Lessor of funding Advances for such Interest Period, the Lessor shall forthwith give notice thereof to the Lessee, whereupon until the Lessor notifies the Lessee that the circumstances giving rise to such suspension no longer exist, the Advance shall begin to bear interest at the Alternate Base Rate on the last day of the then current Interest Period applicable thereto. The Lessor shall provide to the Lessee a statement in writing of the Alternate Base Rate as calculated hereunder.

     XXVI.9.  Illegality.  If, on or after the date hereof, the adoption of any
              ----------
applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lessor (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Lessor (or its Funding Office) to make, maintain or fund the Advance, and the Lessor shall so notify the Lessee, whereupon until the Lessor notifies the Lessee that the circumstances giving rise to such suspension no longer exist, the obligation to make the Advance shall be suspended. The Lessor, with the consent of the Lessee (which consent shall not unreasonably be withheld), will designate a different Funding Office if such designation will avoid the need for giving such notice and will not, in the judgment of the Lessor, be otherwise disadvantageous to the Lessor. If such notice is given (i) the Lessee shall be entitled upon its request to a reasonable explanation of the factors underlying such notice and (ii) the Advance shall begin to bear interest at the Alternate Base Rate either (a) on the last day of the then current Interest Period applicable thereto, if the Lessor may lawfully continue to maintain and fund the Advance to such day or (b) immediately, if the Lessor shall determine that it may not lawfully continue to maintain and fund the Advance to such day. The Lessor shall provide to the Lessee a statement in writing of the Alternate Base Rate as calculated hereunder.

     XXVI.10.  Increased Cost and Reduced Return.
               ---------------------------------

          (a) In the event that the adoption of any applicable law, rule or regulation, or any change therein or in the interpretation or application thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Lessor with any request or directive after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) does or shall subject the Lessor to any additional tax of any kind whatsoever with respect to the Operative Documents or the Advance made by it, or change the basis or the applicable rate of taxation of payments to the Lessor of principal, interest or any other amount payable hereunder (except for the imposition of or change in any tax on or measured by the overall net income of the Lessor (other than any such tax imposed by means of withholding));

               (ii) does or shall impose, modify or hold applicable any reserve, special deposit, insurance assessment, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lessor which are not otherwise included in determination of the rate of interest on the Advance; or

               (iii) does or shall impose on the Lessor any other condition; and the result of any of the foregoing is to increase the cost to the Lessor of making or maintaining the Advance or to reduce any amount receivable hereunder, then in any such case, the Lessee shall promptly pay to the Lessor, upon demand, any additional amounts necessary to compensate the Lessor for such increased cost or reduced amount receivable which the Lessor deems to be material as determined by the Lessor with respect to the Advance.

          (b) If the Lessor shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of the Lessor (or any entity directly or indirectly controlling the Lessor) as a consequence of the Lessor's obligations under the Operative Documents to a level below that which the Lessor (or any entity directly or indirectly controlling the Lessor) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Lessor to be material, then from time to time, within fifteen
     (15) days after demand by the Lessor, the Lessee shall pay to the Lessor such additional amount or amounts as will compensate the Lessor for such reduction.

          (c) The Lessor will promptly notify the Lessee of any event of which it has knowledge, occurring after the date hereof, which will entitle the Lessor to compensation pursuant to this Section and will, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office or take any other reasonable action if such designation or action will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of the Lessor, be otherwise disadvantageous to the Lessor. A certificate signed by an officer of the Lessor claiming compensation under this Section and setting forth in reasonable detail its computation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Lessor may use any reasonable averaging and attribution methods.

          (d) Notwithstanding the foregoing clauses (a) and (b) of this Section
                                            -----------     ---         -------
     26.10, the Lessee shall only be obligated to compensate the Lessor for any
     -----
     amount arising or accruing both:

               (i)  during (A) any time or period commencing (x) in the case of subsection (a), not earlier than the first day of any Interest Period
          --------------
          in effect on the date which, and (y) in the case of subsection (b),
                                                              --------------
          not earlier than the date on which the Lessor notifies the Lessee that it proposes to demand such compensation and identifies to the Lessee the statute, regulation or other basis upon which the claimed compensation is or will be based and (B) any time or period during which, because of the retroactive application of such statute, regulation or other basis, the Lessor did not know that such amount would arise or accrue; and

               (ii) within six months prior to any demand therefor, accompanied by a certificate of the Lessor claiming compensation and setting forth in reasonable detail its computation of the additional amount or amounts to be paid to it hereunder.


                                  ARTICLE XXVII
                             ESTOPPEL CERTIFICATES

     XXVII.1.  Estoppel Certificates.  At any time and from time to time upon
               ---------------------
not less than fifteen (15) days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such
 ----------------
request, the "Certifying Party") shall furnish to the Requesting Party (but in
              ----------------
the case of the Lessor, as Certifying Party, not more than four times per year unless required to satisfy the requirements of any subleases and only to the extent that the required information has been provided to the Lessor by the Lessee) a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXVII may be
                                                         -------------
relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).


                                ARTICLE XXVIII
                            ACCEPTANCE OF SURRENDER

     XXVIII.1.  Acceptance of Surrender.  No surrender to the Lessor of this
                -----------------------
Lease or of all or any portion of the Property or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor, and no act by the Lessor or any representative or agent of the Lessor, other than a written acceptance, shall constitute an acceptance of any such surrender.


                                 ARTICLE XXIX
                              NO MERGER OF TITLE

     XXIX.1.  No Merger of Title.  There shall be no merger of this Lease or of
              ------------------
the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee or groundleasehold estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

                                  ARTICLE XXX
                             INTENT OF THE PARTIES

     XXX.1.  Ownership of the Property.
             -------------------------

          (a) It is the intent of the parties hereto that for financial accounting purposes the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, and for purposes of commercial, real estate, bankruptcy and federal, state and local income tax law, the transaction contemplated hereby is a financing arrangement. The parties further intend that Lessee shall be treated as owner of the Property for income tax purposes and shall be entitled to all deductions for depreciation thereof. Lessor shall take no action inconsistent with such treatment.

          (b) It is the intent of the parties hereto that the obligations of the Lessee under this Lease to pay Basic Rent and Supplemental Rent or Lease Balance in connection with any purchase of the Property pursuant to this Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor to the Lessee.

          (c)  Specifically, without limiting the generality of subsection (b)
                                                                --------------
     of this Section 30.1, the Lessor and the Lessee intend and agree that with
             ------------
     respect to the nature of the transactions evidenced by this Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transactions evidenced by this Lease are loans made by the Lessor as unrelated third party lender to the Lessee.

                                 ARTICLE XXXI
                          PAYMENT OF CERTAIN EXPENSES

     XXXI.1.  Transaction Expenses.
              --------------------

          (a) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of the transactions taking place on the Documentation Date and on Acquisition Date on such respected date; provided, however, that, if the Lessee has not received written invoices
     --------  -------
     therefor prior to such date, such Transaction Expenses shall be paid within ten (10) Business Days after the Lessee has received written invoices therefor.

          (b) The Lessee shall pay or cause to be paid (i) all Transaction Expenses incurred by the Lessor in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, in each case which have been requested by or approved by the Lessee, (ii) all Transaction Expenses incurred by the Lessor in connection with any purchase of the Property by the Lessee or other Person pursuant to this Lease and (iii) all Transaction Expenses incurred by the Lessor in respect of enforcement of any of its rights or remedies against the Lessee in respect of the Operative Documents.

      XXXI.2.  Brokers' Fees and Stamp Taxes.  The Lessee shall pay or cause to
               -----------------------------
be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Lease and the other Operative Documents.


                                 ARTICLE XXXII
                   OTHER COVENANTS AND AGREEMENTS OF LESSEE

     XXXII.1.  Covenants.  The Lessee hereby agrees that so long as this Lease
               ---------
is in effect:

          (a)  Information.  The Lessee will deliver to the Lessor:
               -----------

               (i) promptly upon the request of the Lessor, the publicly available consolidated and consolidating statements of financial position of the Lessee and its consolidated subsidiaries as of the end of each of the Lessee's fiscal years and the related consolidated and consolidating statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, with such consolidated financial statements reported on by Ernst & Young or other independent public accountants of nationally recognized standing reasonably acceptable to the Lessor; and with respect to each of the first three quarters of each fiscal year of the Lessee, the publicly available unaudited consolidated statement of financial position of the Lessee as of the end of such quarter and the related unaudited consolidated statements of income and cash flows for such quarter and for the portion of the Lessee's fiscal year ended at the end of such quarter;

               (ii) as soon as possible and in any event within ten (10) days after a Responsible Employee of the Lessee obtains knowledge of the occurrence of each Event of Default or each event that, with the giving of notice or time elapse, or both, would constitute an Event of Default continuing on the date of such statement, a statement of the authorized officer setting forth details of such Event of Default or event and the action that the Lessee proposes to take with respect thereto; provided that the Lessee shall not be obligated to give notice of any Event of Default which is remedied within ten (10) days after such Responsible Employee first obtains knowledge;

               (iii) promptly upon becoming aware thereof, written notice of the commencement or existence of any proceeding against the Lessee or any Affiliate of the Lessee by or before any court or governmental agency that might, in the reasonable judgment of the Lessee, result in a Material adverse effect on the business, operations or financial conditions of the Lessee or the ability of the Lessee to perform its obligations under the Operative Documents;

               (iv) as soon as possible and in any event within ten (10) days after a Responsible Employee of the Lessee obtains knowledge of the occurrence of any violation or alleged violation of an Environmental Law by Lessee, a statement of an authorized officer setting forth the details of such violation and the action which the Lessee proposes to take with respect thereto; and

               (v) from time to time such additional information regarding the business, properties, condition or operations, financial or otherwise, of the Lessee, or regarding the Property or the status of any construction thereon, if any, as the Lessor may reasonably request in connection with the Property.

          (b)  Obligations under Loan Documents.  Absent prior written notice
               --------------------------------
     from the Lessor to the contrary, the Lessee shall comply with (i) all requirements in the Nomura Loan Agreement that the Lessor, as Borrower, furnish the Lender with notices, documents, reports, budgets, data and all other information relating to the Property, including, without limitation, the requirements in connection with a defeasance of the Loan pursuant to
     Section 2.11 of the Nomura Loan Agreement and (ii) all requirements and
     ------------
     obligations of Operator set forth in the Mortgage.

          (c)  Compliance with Laws.  The Lessee will comply in all Material
               --------------------
     respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) with respect to its Material Assets, including the Property, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

          (d)  Further Assurances.  The Lessee shall take or cause to be taken
               ------------------
     from time to time all action necessary to assure that the intent of the parties pursuant to the Operative Documents is given effect as contemplated by this Lease. The Lessee shall execute and deliver, or cause to be executed and delivered, to the Lessor from time to time, promptly upon request therefor, any and all other and further instruments that may be reasonably requested by the Lessor to cure any deficiency in the execution and delivery of this Lease or any Operative Document to which it is a party.

          (e)  Preservation of Existence, Etc.  The Lessee will preserve and
               ------------------------------
     maintain its existence and all rights, privileges and franchises necessary and desirable in the normal conduct of its business and the performance of its obligations hereunder and under the Operative Documents; provided that the Lessee may consolidate with or merge with or into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, if either the Lessee shall be the continuing corporation, or the corporation (if other than the Lessee) formed by such consolidation or into which the Lessee is merged or the Person which acquires by conveyance or transfer the properties and assets of the Lessee substantially as an entirety shall expressly assume, by an assumption agreement executed and delivered to the Lessor, the performance of the Lessee's obligations under each of the Operative Documents.

          (f)  Nonpetition Covenants.  Lessee shall not during the Term of the
               ---------------------
     Lease acquiesce, petition or otherwise invoke or cause the Lessor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Lessor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Lessor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Lessor. Lessor shall not during the Term of the Lease acquiesce, petition or otherwise invoke or cause the Lessee to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Lessee under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Lessee or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Lessee.


                                  ARTICLE XXX
                                 MISCELLANEOUS

     XXXIII.1.  Survival; Severability; Etc. Anything contained in this Lease
                ---------------------------
to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination for a period of one year except as to indemnification which shall continue to survive. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

     XXXIII.2.  Amendments and Modifications. Neither this Lease nor any
                ----------------------------
provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

     XXXIII.3.  No Waiver. No failure by the Lessor or the Lessee to insist upon
                ---------
the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

     XXXIII.4.  Notices. All notices, demands, requests, consents, approvals and
                -------
other communications hereunder shall be in writing (including by facsimile), and directed to the address of the appropriate party as set forth in Schedule I
                                                                 ----------
hereto.

     XXXIII.5.  Successors and Assigns. All the terms and provisions of this
                ----------------------
Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     XXXIII.6.  Headings and Table of Contents. The headings and table of
                ------------------------------
contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     XXXIII.7.  Counterparts. This Lease may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     XXXIII.8.  GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED
                -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY.

     XXXIII.9.  Original Lease. The single executed original of this Lease
                --------------
marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Lessor therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease
            -----------------------------
constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     XXXIII.10.  Waiver of Jury Trial.  THE PARTIES HERETO HEREBY KNOWINGLY,
                 --------------------
VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LEASE AND/OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF SUCH PARTIES. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LEASE AND EACH SUCH OTHER OPERATIVE DOCUMENT.

     XXXIII.11. Compliance with Loan Documents. Lessor covenants and agrees
                ------------------------------
with Lessee that Lessor shall (a) not without the express written consent of the Lessee, which consent shall not be unreasonably withheld, enter into any amendments or modifications of the FBTC Loan Agreement, the Lessor Pledge Agreement or any of the Loan Documents to which it is a party and (b) comply with the terms of the FBTC Loan Agreement, the Lessor Pledge Agreement and the Loan Documents to which it is a party.

     XXXIII.12. Payment of Equity Balance; Transfer of Beneficial Interest in
                -------------------------------------------------------------
Lessor. In the event the Lessee exercises its right to pay the Equity Balance to
------
he Lessor as set forth in this Lease, the Lessee shall not pay such Equity Balance without complying with the provisions of the Nomura Loan Agreement. The parties further agree that as soon as possible (time being of the essence) after the payment by the Lessee to the Lessor of the Equity Balance or upon the Lessor's exercise of all its rights under the Securities Pledge Agreement and the Certificate Pledge Agreement, including, without limitation, its rights to possess the Pledged Securities and the Certificate A, the Lessee shall accept a transfer requested of it by the beneficial owner of the Lessor of its equity interest in the Lessor. The Lessee and Lessor agree to execute all documents reasonably necessary to effectuate such transfer. The acquisition by the Lessee of the equity interest in the Lessor shall comply with the provisions of the Nomura Loan Agreement.

     XXXIII.13. Concerning the Lessor. This Lease has been executed by
                ---------------------
Wilmington Trust Company solely in its capacity as Trustee under the Trust Agreement and not in its individual capacity and in no case shall the Trust Company (or any entity acting as successor or additional Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations of the Trust, the Trustee or the Lessor hereunder, any such liabilities being hereby waived by the other parties hereto provided, that Wilmington Trust Company accepts the benefits of
               --------
running to it hereunder and agrees that it shall be liable in its individual capacity for its own gross negligence or willful misconduct. If a successor Trustee is appointed in accordance with the terms of the Trust Agreement, such successor Trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Lessor hereunder and the predecessor Trustee shall be released from all further duties and obligations hereunder arising after such successor Trustee will have been appointed.

     IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.


                                BROOKDALE LIVING COMMUNITIES OF
                                   CONNECTICUT, INC.,



                                By
                                  ----------------------------------------------
                                  Name:
                                  Title:

Commitment:                     THE GABLES BUSINESS TRUST
----------
                                By Wilmington Trust Company, not in its
                                individual capacity but as Trustee

$23,125,000


                                By
                                  ----------------------------------------------
                                  Patricia A. Evans
                                  Financial Services Officer

THIS COUNTERPART IS NOT THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.


                                NOMURA ASSET CAPITAL CORPORATION



                                By /s/ Raymond M. Anthony
                                   ---------------------------------
                                   Raymond M. Anthony
                                   Managing Director

                                  SCHEDULE I

                              NOTICE INFORMATION

Lessee
------

Brookdale Living Communities of Connecticut, Inc.
c/o Brookdale Living Communities, Inc.
77 West Wacker Drive
Chicago, Illinois 60601
Attention: Mark J. Schulte
Telephone No.:(312) 977-3690
Facsimile No.: (312) 977-3699

with copies delivered concurrently to:

Brookdale Living Communities of Connecticut, Inc.
c/o Brookdale Living Communities, Inc.
77 West Wacker Drive
Chicago, Illinois 60601
Attention: Darryl W. Copeland, Jr.
Telephone No.:(312) 977-3692
Facsimile No.: (312) 977-3699

Brookdale Living Communities of Connecticut, Inc.
c/o Brookdale Living Communities, Inc.
77 West Wacker Drive
Chicago, Illinois 60601
Attention: Robert J. Rudnik, Esquire
Telephone No.:(312) 977-3360
Facsimile No.: (312) 977-3701

Frank J. Saccomandi, III, Esquire
Murtha, Cullina, Richter and Pinney
185 Asylum Street - CityPlace I
Hartford, Connecticut  06103
Telephone Number: 860-240-6043
Facsimile Number: 860-240-6150

Lessor
------

The Gables Business Trust
c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware 19890-0001

------------------------------

------------------------------
Attention: Corporate Trust Administration
Telephone No.: 302-651-8882
Facsimile No.: 302-651-1000

                                                                       EXHIBIT A
                                                                       ---------


                            FORM OF FUNDING REQUEST



TO:  The Gables Business Trust

     -----------------------

     -----------------------


     Reference is hereby made to the Lease dated as of November __, 1997, as it may be amended from time to time (the "Lease"), between Brookdale Living
                                       -----
Communities of Connecticut, Inc. (the "Company") and The Gables Business Trust.
                                       -------
Capitalized terms not otherwise defined herein are used herein as defined in Appendix 1 to the Lease.
----------

     The Company hereby requests the making of an Advance in the amount of $____________ on _____________, 199_ (the "Requested Funding Date").
                                           ----------------------

     In connection with such requested Advance, the Company hereby represents and warrants to you as follows:

          (a) The Advance will be allocated as follows:

              (i) ___________ of the Advance shall be used solely to provide the Company with funds with which to pay or reimburse itself for Property Cost.

              (ii) $___________ of the Advance shall be used to pay or reimburse the Company for Transaction Expenses paid or payable by the Company in connection with the Operative Documents and fees paid or payable by the Company to the Lessor in connection with the Operative Documents and any amounts paid or payable by the Company pursuant to
          Section 31.1 of the Lease, and
          ------------

          (b) On and as of the Requested Funding Date the representations and warranties of the Company contained in the Lease and in each of the other Operative Documents are true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material aspects on and as of such earlier date;

          (c) On and as of the Requested Funding Date there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened (i) that are reasonably likely to have a Material adverse effect on the Property or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor with respect to the Company or the Property under the Operative Documents;

          (d) To the knowledge of the Company, there have been no Liens against the Property since the recordation of the Deed other than Permitted Liens;

          (e) On and as of the Requested Funding Date no Default or Event or Default under the Lease has occurred and is continuing, and no Default or Event of Default under the Lease will have occurred after giving effect to the making of the Advance requested hereby; and

          (f) All of the applicable conditions precedent to this Advance under
     Article IV of the Lease have been satisfied.

     Please wire transfer the proceeds of the Advance requested hereby (other than proceeds described in paragraph (a)(iv) of this Funding Request) to
                           -----------------
____________.

     The Company has caused this Funding Request to be executed and delivered by its duly authorized Responsible Employee this */_______ day of __________, 199_.




                              BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, INC.,

                              By
                                --------------------------
                                Name:
                                Title:


-------------------------
*/ Funding Request must be delivered not later than 9:00 A.M., New York City time, five (5) Business Days prior to the Requested Funding Date.

                                                                       EXHIBIT C
                                                                       ---------

               BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, INC.,

                       Responsible Employee's Certificate
                    Pursuant to Section 4.3(g) of the Lease

                            -----------------------


     The undersigned certifies that he is the duly appointed and acting [____________] of BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, INC., (the "Company"), and is familiar with the terms and provisions of the Lease, dated as
--------
of November __, 1997 (the "Lease"), among the Company, as the Lessee, The Gables Business Trust, as the Lessor, and the transactions and documents contemplated thereby. Capitalized terms used herein but not defined shall have the meanings ascribed to them in Appendix 1 to the Lease.
                    ----------

     Pursuant to Section 4.3(g) of the Lease, the undersigned, as [____________]
                 --------------
of the Company, further certifies that: (i) each and every representation and warranty of the Company contained in each Operative Document to which is a party is true and correct in all material respects on and as of the Acquisition Date;
(ii) to the best of the undersigned's knowledge, no Default or Event of Default has occurred and is continuing under any Operative Document to which the Company is a party with respect to the Company; (iii) each Operative Document to which the Company is a party is in full force and effect with respect to the Company; and (iv) the Company has duly performed and complied in all material respects with all covenants, agreements and conditions contained in the Lease or in any other Operative Document required to be performed or complied with by it on or prior to such Acquisition Closing Date.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ____ day of __________, 199__.

                              BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, INC.,


                              -----------------------------
                              Name:
                              Title:

                               TABLE OF CONTENTS

Section                                                               Page
-------                                                               ----

                     ARTICLE I DEFINITIONS; INTERPRETATION
1.1.  Definitions; Interpretation...................................... 1

                          ARTICLE II PURCHASE AND LEASE
2.1.  Acceptance and Lease of Property................................. 1
2.2.  Acceptance Procedure............................................. 1
2.3.  Lease Term....................................................... 2
2.4.  Title............................................................ 2

                      ARTICLE III FUNDING OF THE ADVANCE
3.1.  Lessor Commitment................................................ 2
3.2.  Procedures for Advance........................................... 2

                        ARTICLE IV CONDITIONS PRECEDENT
4.1.  Documentation Date............................................... 3
4.2.  Acquisition Date................................................. 3
4.3.  Conditions Precedent to the Acquisition Date and the Advance..... 3

                       ARTICLE V [INTENTIONALLY OMITTED]

                          ARTICLE VI REPRESENTATIONS
6.1.  Representations of the Lessor.................................... 6
6.2.  Representations of Lessee........................................ 7
6.3.  Representations of the Lessee with Respect to the Advance........10

                          ARTICLE VII PAYMENT OF RENT
7.1.  Rent.............................................................10
7.2.  Payment of Rent..................................................11
7.3.  Supplemental Rent................................................11
7.4.  Method of Payment................................................11

                ARTICLE VIII QUIET ENJOYMENT; RIGHT TO INSPECT
8.1.  Quiet Enjoyment..................................................12
8.2.  Right to Inspect.................................................12

                          ARTICLE IX NET LEASE, ETC.
9.1.  Net Lease........................................................12
9.2.  No Termination or Abatement......................................13

                              ARTICLE X SUBLEASES
10.1.  Subletting......................................................13

                       ARTICLE XI LESSEE ACKNOWLEDGMENTS
11.1.  Condition of the Property.......................................13
11.2.  Risk of Loss....................................................14

              ARTICLE XII POSSESSION AND USE OF THE PROPERTY, ETC.
12.1.  Utility Charges.................................................14
12.2.  Possession and Use of the Property..............................14
12.3.  Compliance with Requirements of Law and Insurance Requirements..14
12.4.  Assignment by Lessee............................................14

                  ARTICLE XIII MAINTENANCE AND REPAIR; RETURN
13.1.  Maintenance and Repair; Return..................................15

                        ARTICLE XIV MODIFICATIONS, ETC.
14.1.  Modifications, Substitutions and Replacements...................15

                     ARTICLE XV WARRANT OF TITLE; EASEMENTS
15.1.  Warrant of Title................................................16
15.2.  Grants and Releases of Easements; Lessor's Waivers..............16

                         ARTICLE XVI PERMITTED CONTESTS
16.1.  Permitted Contests in Respect of Applicable Law.................17

                             ARTICLE XVII INSURANCE
17.1.  Public Liability and Workers' Compensation Insurance............18
17.2.  Hazard and Other Insurance......................................18
17.3.  Insurance Coverage..............................................18
17.4.  Insurance Proceeds..............................................19
17.5.  Insurance Requirements in Loan Documents........................19

         ARTICLE XVIII CASUALTY AND CONDEMNATION;ENVIRONMENTAL MATTERS
18.1.  Casualty and Condemnation.......................................20
18.2.  Environmental Matters...........................................21
18.3.  Notice of Environmental Matters.................................21
18.4.  Environmental Obligations of the Lessor Pursuant to the
        Nomura Loan Agreement..........................................21

                       ARTICLE XIX TERMINATION OF LEASE
19.1.  Termination upon Certain Events.................................21
19.2.  Termination Procedures..........................................22

                         ARTICLE XX EVENTS OF DEFAULT
20.1.  Events of Default...............................................22
20.2.  Remedies........................................................24
20.3.  Waiver of Certain Rights........................................27


                         ARTICLE XXI LESSOR ASSIGNMENT

21.1.  Assignment......................................................27

                        ARTICLE XXII PURCHASE PROVISIONS
22.1.  Purchase Option.................................................28

                        ARTICLE XXIII RENEWAL PROCEDURES
23.1.  Renewal.........................................................28

                         ARTICLE XXIV REMARKETING OPTION
24.1.  Option to Remarket..............................................29
24.2.  Certain Obligations Continue....................................32

           ARTICLE XXV PROCEDURES RELATING TO PURCHASE OR REMARKETING
25.1.  Provisions Relating to the Exercise of Purchase Option and
     Conveyance Upon Remarketing and Conveyance Upon
     Certain Other Events..............................................32

                          ARTICLE XXVI INDEMNIFICATION
26.1.  General Indemnification.........................................33
26.2.  End of Term Indemnity...........................................34
26.3.  Environmental Indemnity.........................................35
26.4.  Proceedings in Respect of Claims................................36
26.5.  General Tax Indemnity...........................................37
26.6.  Funding Losses..................................................42
26.7.  Regulation D Compensation.......................................42
26.8.  Deposits Unavailable............................................42
26.9.  Illegality......................................................43
26.10.  Increased Cost and Reduced Return..............................43

                      ARTICLE XXVII ESTOPPEL CERTIFICATES
27.1.  Estoppel Certificates...........................................44

                    ARTICLE XXVIII ACCEPTANCE OF SURRENDER
28.1.  Acceptance of Surrender.........................................45

                        ARTICLE XXIX NO MERGER OF TITLE
29.1.  No Merger of Title..............................................45

                       ARTICLE XXX INTENT OF THE PARTIES
30.1.  Ownership of the Property.......................................45

                   ARTICLE XXXI PAYMENT OF CERTAIN EXPENSES
31.1.  Transaction Expenses............................................46
31.2.  Brokers' Fees and Stamp Taxes...................................46

            ARTICLE XXXII OTHER COVENANTS AND AGREEMENTS OF LESSEE
32.1.  Covenants.......................................................47

                         ARTICLE XXXIII MISCELLANEOUS
33.1.  Survival; Severability; Etc.....................................49
33.2.  Amendments and Modifications....................................49
33.3.  No Waiver.......................................................49
33.4.  Notices.........................................................49
33.5.  Successors and Assigns..........................................49
33.6.  Headings and Table of Contents..................................49
33.7.  Counterparts....................................................49
33.8.  GOVERNING LAW...................................................49
33.9.  Original Lease..................................................50
33.10. Waiver of Jury Trial............................................50
33.11. Compliance with Loan Documents..................................50
33.12. Payment of Equity Balance; Transfer of Beneficial
       Interest in Lessor..............................................50
33.13. Concerning the Lessor...........................................50

Schedules

SCHEDULE I    Notice Information
SCHEDULE II   FBTC Basic Rent

Exhibits

EXHIBIT A     Funding Request
EXHIBIT B     Lease Supplement
EXHIBIT C     Responsible Employee's Certificate

                                  APPENDIX 1
                                      to
                                     Lease
                                     -----

                        DEFINITIONS AND INTERPRETATION


     A.   Interpretation.  In each Operative Document, unless a clear contrary
          --------------
intention appears:

          (i)   the singular number includes the plural number and vice versa;
                                                                   ---- -----

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

          (iii) reference to any gender includes each other gender;

          (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

          (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

          (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

          (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

          (ix) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding";

          (x) terms used herein or in the Lease but not otherwise defined therein shall have the meanings specified therefor in the Nomura Loan Agreement.

     B.   Accounting Terms.  In each Operative Document, unless expressly
          ----------------
otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

     C.   Conflict in Operative Documents.  If there is any conflict between any
          -------------------------------
Operative Documents, such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Nomura Loan Agreement shall prevail and control.

     D.   Legal Representation of the Parties.  The Operative Documents were
          -----------------------------------
negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     E.   Defined Terms.  Unless a clear contrary intention appears, terms
          -------------
defined herein have the respective indicated meanings when used in each Operative Document. Terms used herein and in the Lease but not defined herein or in the Lease shall have the meanings ascribed to them in the Nomura Loan Agreement.

     "Acquisition Date" is defined in Section 4.2 of the Lease.
      ----------------                -----------

     "Advance" means the advance of funds by the Lessor pursuant to Article III
      -------                                                       -----------
of the Lease.

     "After Tax Basis" means, with respect to any payment to be received, the
      ---------------
amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient (less any tax savings realized and the present value of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Alternate Base Rate" means, for any period, an interest rate per annum
      -------------------
equal to the sum of (i) the Federal Funds Effective Rate most recently determined by the Lessor plus .50% and (ii) the Applicable Margin. If the
                         ----
aforesaid rate changes from time to time after the date of the Lease, the Alternate Base Rate shall be automatically increased or decreased, if appropriate and as the case may be, without notice to the Lessee as of the effective time of each change.

     "Applicable Law" means all existing and future applicable laws, rules,
      --------------
regulations (including Environmental Laws) statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of the Property) and any restrictive covenant or deed restriction or easement of record affecting the Property or any other Material Assets.

     "Applicable Margin" means at any time 0.50% per annum.
      -----------------

     "Appraisal" means an appraisal of the Property, which Appraisal complies in
      ---------
all material respects (as determined by the reasonable judgment of counsel for the Lessor) with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Requirements of law, and will appraise the Fair Market Sales Value of such Property, in form and substance reasonably satisfactory to the Lessor, prepared by American Appraisal Associates or another reputable appraiser selected by the Lessor.

     "Appurtenant Rights" means (i) all agreements, easements, rights of way or
      ------------------
use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land.

     "Architect" means, with respect to the Property, the architect acting in
      ---------
such capacity. Any requirement in any Operative Document that a certificate of the Architect be delivered shall be satisfied by delivery of certificate(s) from one or more of the foregoing so long as such certificates collectively satisfy the requirements set forth in such Operative Documents.

     "Base Lease Term" is defined in Section 2.3 of the Lease.
      ---------------                -----------

     "Basic Rent" means Debt Service, Basic Carrying Costs Monthly Installments,
      ----------
Operating Expense Monthly Installments and Capital Reserve Monthly Installments, each to the extent required to be paid under the Nomura Loan Agreement and FBTC Basic Rent and Lessor Basic Rent.

     "Break Costs" means an amount equal to the amount, if any, required to
      -----------
compensate the Lessor for any additional losses (including, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or funds acquired by the Lessor to fund its obligations hereunder, swaps, hedges or similar transactions entered into in connection with or in contemplation of transactions relating to the Property) it may reasonably incur as a result of
(x) the Lessee's payment of Rent or Lease Balance other than on a Payment Date,
(y) the Advance not being made on the date specified therefore in the Funding Request (other than as a result of a breach by the Lessor if its obligation under Section 3.1 of the Lease to make the Advance), or (z) as a result of any conversion of the Eurodollar Rate in accordance with Section 26.8 or 26.9 of the Lease. A statement as to the amount of such loss, cost of expense, prepared in good faith and in reasonable detail and submitted by the Lessor to the Lessee, shall be conclusive and binding for all purposes absent manifest error.

     "Board" means the Board of Governors of the Federal Reserve System of the
      -----
United States (or any successor).

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and
      ------
Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et seq., as amended by the
                                             -- ---
Superfund Amendments and Reauthorization Act of 1986.

     "Casualty" means any damage or destruction of all or any portion of the
      --------
Property as a result of a fire or other casualty.

     "Certificate A" means the accreting investment certificate, in the
      -------------
principal amount of $3,931,250.00 issued by The Fuji Bank and Trust Company and pledged to the Lessee pursuant to the Certificate Pledge Agreement.

     "Certificate Pledge Agreement" means the Certificate Pledge Agreement,
      ----------------------------
dated as of November 21, 1997, between the Lessee and the Lessor pursuant to which the Lessee pledged Certificate A to the Lessor.

     "Certifying Party" is defined in Section 27.1 of the Lease.
      ----------------                ------------

     "Claims" means any and all obligations, liabilities, losses, actions,
      ------
suits, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including, without limitation, reasonable legal fees and expenses) of any nature whatsoever.

     "Commitment" means the obligation of the Lessor to make the Advance to the
      ----------
Lessee in an aggregate principal amount not to exceed the amount set forth opposite the Lessor's name on its signature page to the Lease.

     "Condemnation" means any condemnation, requisition, confiscation, seizure
      ------------
or other taking or sale of the use, access, occupancy, easement rights or title to the Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Property or alter the pedestrian or vehicular traffic flow to the Property so as to result in change in access to the Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall
                                                            ------------
be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the condemning authority.

     "Contingent Rental Adjustment" means the sum of (a) the maximum amount
      ----------------------------
(calculated as a percentage of the Fair Market Sales Value of the Property as set forth in the Appraisal) that when present valued with the minimum Basic Rent payments to be made during the Term permits the Lease to be characterized as an "operating lease" in accordance with the Statement of Financial Accounting Standards No. 13 as in effect on the Acquisition Date and permits recourse to the Lessee , which in no event shall be less than all amounts due and owing under the Nomura Loan Agreement and (b) any additional amount required to prepay the Loan or defease the Loan in whole or in part pursuant to the Nomura Loan Agreement, including, but not limited to, the Defeasance Deposit or the Yield Maintenance Premium, as applicable , and all costs and fees payable in connection therewith.

     "Control" means (including the correlative meanings of the terms
      -------
"controlled by" and "under common control with"), as used with respect to any Person, the possession directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or other beneficial interests or by contract or otherwise.

     "Custodian" means Wilmington Trust company, as custodian under the
      ---------
Securities Pledge Agreement.

     "Debt" means, for any Person, (i) all indebtedness of such Person for
      ----
borrowed money or for the deferred purchase price of property or services, (ii) all obligations of such Person under any conditional sale or other title retention agreement relating to property purchased by such Person, (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on any property owned by such Person, whether or not such indebtedness has been assumed, and (iv) all obligations of such Person as lessee under leases that have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases.

     "Deed" means a limited warranty deed with respect to the real property
      ----
comprising the Property, in conformity with Applicable Law and appropriate for recording with the applicable

Governmental Authorities, conveying fee simple title to such real property to the Lessor, subject only to Permitted Liens.

     "Default" means any event or condition which, with the lapse of time or the
      -------
giving of notice, or both, would constitute an Event of Default.

     "Documentation Date" is defined in Section 4.1 of the Lease.
      ------------------                -----------

     "Dollars" and "$" mean dollars in lawful currency of the United States of
      -------       -
America.

     "End of the Term Report" is defined in Section 26.2(a) of the Lease.
      ----------------------                ---------------

     "Environmental Audit" means a Phase One environmental site assessment (the
      -------------------
scope and performance of which meets or exceeds ASTM Standard Practice E1527-93 Standard Practice for Environmental Site Assessments: Phase One Environmental Site Assessment Process) of the Property, and, if called for by the Phase One assessment, a Phase Two environmental site assessment.

     "Environmental Law" means, whenever enacted or promulgated, any applicable
      -----------------
Federal, state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant, criteria, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority:

          (x) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

          (y) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance.

in each case as amended and as now or hereafter in effect. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S) 6901 et seq.; the Federal Water Pollution Control
                                -- ---
Act, 33 U.S.C. (S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401 et
                        -- ---                                            --
seq.; the National Environmental Policy Act, 42 U.S.C. (S) 4321; the Refuse Act,
---
33 U.S.C. (S)(S) 401 et seq.; the Hazardous Materials Transportation Act of
                     -- ---
1975, 49 U.S.C. (S)(S) 1801-1812; the Toxic Substances Control Act, 15 U.S.C.
(S)(S) 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7
            -- ---
U.S.C. (S)(S) 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f et
                  -- ---                                                      --
seq., each as amended and as now or hereafter in effect, and their state and
---
local counterparts or equivalents, including any regulations promulgated thereunder.

     "Environmental Violation" means any activity, occurrence or condition that
      -----------------------
violates or results in non-compliance with any Environmental Law in any Material respect.

     "Equipment" means all of Lessee's "equipment," as such term is defined in
      ---------
the UCC, and, to the extent not included in such definition, all fixtures, appliances, machinery, furniture, furnishings, decorations, tools and supplies, now owned or hereafter acquired by Lessee using the proceeds of the Advance or other funds from the Lessor, including but not limited to, all beds, linens, radios, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, restaurant and kitchen equipment, all medical, dental, rehabilitation, therapeutic and paramedic equipment and supplies, any building equipment, including but not limited to, all heating, lighting, incinerating, waste removal and power equipment, engines, pipes, tanks, motors, conduits, switchboards, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigeration, washing machines, dryers, stoves, refrigerators, ventilating, and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts, and compressors, materials and supplies, and all other machinery, apparatus, equipment, fixtures and fittings now owned or hereafter acquired by Lessee using proceeds of the Advance or other funds from the Lessor, wherever located, any portion thereof or any appurtenances thereto, together with all additions, replacements, parts, fittings, accessions, attachments, accessories, modifications and alterations of any of the foregoing.

     "Equity Balance" means an amount equal to the sum of (a) the aggregate
      --------------
amount of the Certificate A, inclusive of principal and accrued interest thereon in accordance with Schedule II to the Lease, (b) $693,750.00, (c) all due and unpaid FBTC Basic Rent, Lessor Basic Rent and Supplemental Rent to which the Lessor is entitled and (d) all accrued interest on the Pledged Securities that has not been paid to the Lessor pursuant to the Securities Pledge Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time or any successor Federal statute.

     "Eurocurrency Reserve Requirements" means, for any day as applied to a
      ---------------------------------
payment of Rent, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

     "Eurodollar Lease Rate" means, during any Interest Period, the rate per
      ---------------------
annum equal to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin.

     "Eurodollar Rate" means the rate per annum at which deposits in Dollars
      ---------------
appear with respect to such Interest Period on the Telerate Page 3750 (or any successor page), in each case as of 11:00 a.m. (London time) two Business Days prior to the beginning of such Interest

Period, or if such rate is not available, then the average (rounded upward, if necessary, to the nearest multiple of one-sixteenth of one percent) of the offered rates per annum at which Dollars appear with respect to such Interest Period on the Reuters Screen LIBO Page (or any successor).

     "Event of Default" is defined in Section 20.1.
      ----------------                ------------

     "Excess Proceeds" means the excess, if any, of the aggregate of all awards,
      ---------------
compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the sum of the Lease Balance paid by the Lessee pursuant to Articles XVII and XIX of the Lease with respect to such Casualty or Condemnation
-------------     ---
and all proceeds received by the Lessor in connection with any sale of the Property pursuant to the Lessor's exercise of remedies under Section 20.2 of the
                                                             ------------
Lease or the Lessee's exercise of the Remarketing Option under Article XXIV of
                                                               ------------
the Lease.

     "Expiration Date" means, unless the Lease shall have been earlier
      ---------------
terminated in accordance with the provisions of the Lease or the other Operative Documents, November 11, 2002, or if the Base Lease Term has been extended in accordance with Article XXIII of the Lease, the last day of the most recent
                -------------
Renewal Term, provided, however, the Expiration Date for the final potential
              --------  -------
Renewal Term under the Lease shall be November 11, 2013.

     "Fair Market Sales Value" means the amounts, which in any event shall not
      -----------------------
be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of all of the Property. The Fair Market Sales Value of the Property shall be determined based on the assumption that, except for purposes of Article XX of the Lease and Section 26.2 of the Lease, the Property is in the
   ----------                  ------------
condition and state of repair required under Section 13.1 of the Lease and the
                                             ------------
Lessee is in compliance with the other requirements of the Operative Documents.

     "FBTC" means FBTC Leasing Corp., a New York corporation and its successors
      ----
and assigns.

     "FBTC Basic Rent" means an amount payable quarterly in advance beginning on
      ---------------
the Acquisition Date in the amounts set forth next to the Acquisition Date and the applicable Payment Date on Schedule II to the Lease.

     "FBTC Indemnity" means the Indemnity Agreement dated as of November 21,
      --------------
1997 from the Parent to the Borrower's Trustee and FBTC.

     "FBTC Loan Agreement" means the Loan Agreement, dated as of November 21,
      -------------------
1997, between The Gables Business Trust, as Borrower, and FBTC, as Lender.

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      -----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transaction received by the Lessor from three Federal funds brokers of recognized standing selected by it.

     "Fixtures" means all fixtures relating to the Improvements, including all
      --------
components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

     "Funding Office" means the office of the Lessor identified on its signature
      --------------
page to the Lease as its Funding Office.

     "Funding Request" is defined in Section 3.2(a) of the Lease.
      ---------------                --------------

     "GAAP" means United States generally accepted accounting principles in
      ----
effect from time to time.

     "Governmental Action" means all permits, authorizations, registrations,
      -------------------
consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of the Property.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Gross Proceeds" is defined in Section 24.1(k) of the Lease.
      --------------                ---------------

     "Impositions" means any and all liabilities, losses, expenses and costs of
      -----------
any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever ("Taxes") (including,
                                                       -----
without limitation, (i) real and personal property taxes, including personal property taxes on the Property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, mortgage taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees; and
(vi) assessments on the Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term, and in each case all interest, additions to tax and penalties thereon, which at any time may be levied, assessed or imposed by any Federal, state or local authority upon or with respect to (a) any Tax Indemnitee, the Property or any part thereof or interest therein, or the Lessee or any sublessee or user of the Property; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, purchase, rental, lease, activity conducted on, delivery, insuring, use, operation, improvement, transfer, return or other disposition of the Property or any part thereof or interest therein; (c) the rentals, receipts or earnings arising from the Property or any part thereof or interest therein;
(d) the Operative Documents or any payment made or accrued pursuant thereto; (e) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (f) any contract relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; or (g) otherwise in connection with the transactions contemplated by the Operative Documents.

     Notwithstanding anything in the first paragraph of this definition (except as provided in the final paragraph of this definition) the term "Imposition"
                                                                 ----------
shall not mean or include:

          (i) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, transfer or property taxes) that are imposed by any Governmental Authority and that are based upon or measured by the gross or net income or gross or net receipts (including any minimum taxes, withholding taxes or taxes on, measured by or in the nature of capital, net worth, excess profits, items of tax preference, capital stock, franchise, business privilege or doing business taxes); provided that this clause (i)
                                                  --------           ----------
     shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

          (ii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs, or relates to a period, after the termination of the Lease (but not any Tax or imposition that relates to any period prior to the termination of the Lease);

          (iii) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 26.5(b)
                                                                ---------------
     of the Lease, provided that the foregoing shall not limit the Lessee's
                   --------
     obligation under Section 26.5(b) of the Lease to advance to such Tax
                      ---------------
     Indemnitee amounts with respect to Taxes that are being contested in accordance with Section 26.5(b) of the Lease or any expenses incurred by
                     ---------------
     such Tax Indemnitee in connection with such contest;

          (iv) any interest or penalties imposed on a Tax Indemnitee as a result of a breach by such Tax Indemnitee of its obligations under Section
                                                                        -------
     26.5(e) of the Lease or otherwise as a result of a Tax Indemnitee's failure to file any return or other documents timely and as prescribed by applicable law; provided that this clause (iv) shall not apply (x) if such
                     --------           -----------
     interest or penalties arise as a result of a position taken (or requested to be taken) by the Lessee in a contest controlled by the Lessee under
     Section 26.5(b) of the Lease or (y) if such failure is attributable to a
     ---------------
     failure by the Lessee to fulfill its obligations under the Lease with respect to any such return;

          (v) any Taxes or impositions imposed upon a Tax Indemnitee with respect to any voluntary transfer, sale, financing or other voluntary disposition of any interest in the Property or any part thereof, or any interest therein or any interest or obligation under the Operative Documents, or from any sale, assignment, transfer or other disposition of any interest in a Tax Indemnitee or any Affiliate thereof, (other than any transfer in connection with (1) the exercise by the Lessee of its Purchase Option or any termination option or other purchase of the Property by the Lessee, (2) the occurrence of an Event of Default, (3) a Casualty or Condemnation affecting the Property, or (4) any sublease, modification or addition to the Property by the Lessee);

          (vi) any Taxes or impositions imposed on a Tax Indemnitee, to the extent such Tax Indemnitee actually receives a credit (or otherwise has a reduction in a liability for Taxes) in respect thereof against Taxes that are not indemnified under the Lease (but only to the extent such credit is not taken into account in calculating the indemnity payment on an After Tax Basis);

          (vii) Taxes imposed on or with respect to or payable by any Tax Indemnitee based on, measured by or imposed with respect to any fees received by such Tax Indemnitee;

          (viii) any Taxes imposed against or payable by a Tax Indemnitee resulting from, or that would not have been imposed but for, the gross negligence or willful misconduct of such Tax Indemnitee;

          (ix) Taxes imposed on or payable by a Tax Indemnitee to the extent such Taxes would not have been imposed but for a breach by the Tax Indemnitee or any Affiliate thereof of any representations, warranties or covenants set forth in the Operative Documents (unless such breach is caused by the Lessee's breach of its representations, warranties or covenants set forth in the Operative Documents);

          (x) Taxes to the extent resulting from such Tax Indemnitee's failure to comply with the provisions of Section 26.5(b) of the Lease,
                                              ---------------
     which failure precludes or materially adversely affects the ability to conduct a contest pursuant to Section 26.5(b) of the Lease (unless such
                                   ---------------
     failure is caused by the Lessee's breach of its obligations);

          (xi) Taxes which are included in Property Cost if and to the extent actually paid;

          (xii) Taxes that would have been imposed in the absence of the transactions contemplated by the Operative Documents and Taxes imposed on or with respect to or payable as a result of activities of a Tax Indemnitee or Affiliate thereof unrelated to the transactions contemplated by the Operative Documents;

          (xiii) Taxes imposed on or with respect to or payable by a Tax Indemnitee resulting from, or that would not have been imposed but for the existence of, any Lessor Lien created by or through such Tax Indemnitee or an Affiliate thereof and not caused by acts or omissions of the Lessee, unless required to be removed by the Lessee;

          (xiv) Any Tax imposed against or payable by a Tax Indemnitee to the extent that the amount of such Tax exceeds the amount of such Tax that would have been imposed against or payable by such Tax Indemnitee (or, if less, that would have been subject to indemnification under Section 26.5 of
                                                                 ------------
     the Lease) if such Tax Indemnitee were not a direct or indirect successor, transferee or assign of one of the original Tax Indemnitees; provided,
                                                                  --------
     however, that this exclusion (xiv) shall not apply if such direct or
     -------            ---------------
     indirect successor, transferee or assign acquired its interest as a result of a transfer while an Event of Default shall have occurred and is continuing;

          (xv) Taxes imposed on or with respect to or payable by a Tax Indemnitee that would not have been imposed but for an amendment, supplement, modification, consent or waiver to any Operative Document not initiated, requested or consented to by the Lessee unless such amendment, supplement, modification, consent or waiver (A) arises due to, or in connection with there having occurred, an Event of Default or (B) is required by the terms of the Operative Documents or is executed in connection with any amendment to the Operative Documents required by law;

          (xvi) Taxes in the nature of intangibles, stamp, documentary or similar Taxes;

          (xvii) Taxes imposed on or with respect to or payable by a Tax Indemnitee or any Affiliate because such Tax Indemnitee or any Affiliate thereof is not a United States person within the meaning of Section 7701(a)(30) of the Code;

          (xviii) Any tax imposed by its express terms in lieu of or in substitution for a Tax not subject to indemnity pursuant to the provisions of Section 26.5 of the Lease.
        ------------

Notwithstanding the foregoing, the exclusions from the definition of Impositions set forth in clauses (i), (ii), (v), (vii), (xii), (xvi) and (xviii) (to the
             -----------  ----  ---  -----  -----  -----     -------
extent that any such tax is imposed by its express terms in lieu of or in substitution for a Tax set forth in clauses (i), (ii), (v), (vii), (xii) and
                                    -----------  ----  ---  -----  -----
(xvi)) above shall not apply (but the other exclusions shall apply) to any Taxes
-----
or any increase in Taxes imposed on a Tax Indemnitee net of any decrease in taxes realized by such Tax Indemnitee, to the extent that such tax increase or decrease would not have occurred if on the Funding Date the Lessor had advanced funds to the Lessee in the form of a loan secured by the

Property in an amount equal to the Property Cost funded on the Funding Date, with debt service for such loan equal to the Basic Rent payable on each Payment Date and a principal balance at the maturity of such loan in an amount equal to the then outstanding amount of the Advance at the end of the term of the Lease.

     "Improvements" means, with respect to the Property, all buildings,
      ------------
structures, Fixtures, Equipment, and other improvements of every kind existing at any time and from time to time (including those purchased with amounts advanced by the Lessor pursuant to the Lease) on or under the Land, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions to or changes in the Improvements at any time and including all gas and electric fixtures, radiators, heaters, washing machines, dryers, refrigerators, ovens, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, antennas, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Land or said buildings, structures or improvements.

     "Indemnitee" means the Lessor , the Trust Company and FBTC, and their
      ----------
successors, permitted assigns, directors, shareholders, partners, officers, employees and agents.

     "Institutional Lender" means an insurance company, bank, savings and loan
      --------------------
association, trust company, commercial credit corporation, pension plan, pension fund or pension fund advisory firm, mutual fund or other investment company, or an institution substantially similar to any of the foregoing, in each case having at least $250 million in capital/statutory surplus or shareholders' equity and at least $1 billion in total assets, or any entity wholly owned by any of the institutions meeting the foregoing criteria.

     "Insurance Requirements" means all terms and conditions of any insurance
      ----------------------
policy either required by the Lease to be maintained by the Lessee, or required by the Lender to be maintained pursuant to the Nomura Loan Agreement, and all reasonable and appropriate requirements of the issuer of any such policy.

     "Interest Period" shall have the meaning set forth in the Nomura Loan
      ---------------
Agreement for "Interest Accrual Period".

     "Interim Lease Term" is defined in Section 2.3 of the Lease.
      ------------------                -----------

     "Investment Company Act" means the Investment Company Act of 1940, as
      ----------------------
amended, together with the rules and regulations promulgated thereunder.

     "Land" means the parcel of real property described on Annex 1 to the Lease
      ----                                                 -------
Supplement and all Appurtenant Rights attached thereto.

     "Lease" means the Lease , dated as of the Documentation Date, between the
      -----
Lessor and the Lessee.

     "Lease Balance" means, as of any date of determination, the sum of (a) the
      -------------
Equity Balance (if same has not been paid as of such date) (b) all other amounts owing by the Lessor and Lessee under the Operative Documents (including all due and unpaid Basic Rent and Supplemental Rent) and (c) all amounts (but not duplicative of those described in clause (b) above) due and owing or otherwise payable pursuant to the terms of the Nomura Loan Agreement, including, without limitation, any additional amount required to prepay the Loan or defease the Loan in whole or in part in accordance with the terms thereof, including, without limitation, the Defeasance Deposit or Yield Maintenance Premium, as applicable, and all costs and fees payable in connection therewith.

     "Lease Supplement" means the Memorandum of Lease substantially in the form
      ----------------
of Exhibit B to the Lease, executed and delivered by the Lessee and dated as of
   ---------
the Acquisition Date for the Property.

     "Lender" means Nomura Asset Capital Corporation, together with its
      ------
successor and assigns.

     "Lessee" means Brookdale Living Communities of Connecticut, Inc., as
      ------
lessee, and its successors and assigns expressly permitted under the Operative Documents.

     "Lessor" means The Gables Business Trust, a Delaware business trust.
      ------

     "Lessor Basic Rent" means an amount payable quarterly in advance beginning
      -----------------
on the Acquisition Date in the amount of $9,800.42 and on each third Payment Date and the Expiration Date in an amount equal to the amount that (a) the product of the Eurodollar Lease Rate and $693,750.00, calculated for the number days then elapsed since the previous payment of Lessor Basic Rent over a year of 360 days, exceeds (b) interest earned on the Pledged Securities since the previous payment of Lessor Basic Rent.

     "Lessor Lien" means any Lien, true lease or sublease or disposition of
      -----------
title arising as a result of (a) any claim against the Lessor not resulting from the transactions contemplated by the Operative Documents (all Liens created or existing under the Loan Documents are expressly made part of the transactions contemplated by the Operative Documents), (b) any act or omission of the Lessor which is not required by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against the Lessor with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify Lessor pursuant to the Lease or (d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Property or the Operative Documents other than the transfer of title to or possession of the Property by the Lessor pursuant to and in accordance with the Lease or pursuant to the exercise of the remedies set forth in Article XX of the Lease.
   ----------

     "Lessor Pledge Agreement" means the Pledge Agreement, dated as of the
      -----------------------
Documentation Date, between the Lessor and FBTC, pursuant to which the Lessor pledged to FBTC the Certificate A.

     "Lien" means any mortgage, deed of trust, pledge, security interest,
      ----
encumbrance, lien, easement, servitude or charge of any kind, including, without limitation, any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law.

     "Loan Documents" has the meaning specified therefor in the Nomura Loan
      --------------
Agreement.

     "Marketing Period" means the period commencing upon the Lessee's election
      ----------------
to exercise the Remarketing Option pursuant to Section 24.1(a) of the Lease and
                                               ---------------
ending on the Expiration Date.

     "Material" and "Materially" mean material to (i) as to any Person, the
      --------       ----------
consolidated financial position, business or consolidated results of operations of such Person, (ii) as to any Person, the ability of such Person to perform in any material respect its respective obligations under the Operative Documents to which it is a party, or (iii) the value or condition of the Property.

     "Material Assets" means with respect to any Person all material interests
      ---------------
in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Modifications" is defined in Section 14.1(a) of the Lease.
      -------------                ---------------

     "Net Proceeds" means all amounts paid in connection with any Casualty or
      ------------
Condemnation or any sale of the Property pursuant to Lessor's exercise of remedies under Section 20.2 of the Lease or the Lessee's exercise of the
               ------------
Remarketing Option under Article XXIV of the Lease, and all interest earned
                         ------------
thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Lessor is entitled to be reimbursed pursuant to the Lease.

     "Nomura Loan Agreement" means the Loan Agreement, dated on or about
      ---------------------
November 24, 1997, by and among the Lessor, as Borrower, Nomura Asset Capital Corporation, as Lender, and the Lessee, as Guarantor and Operator, together with all amendments, modifications and supplements thereto.

     "Operative Documents" means the following:
      -------------------

          (a)  the Lease;
          (b)  the Deed;
          (c)  the Lease Supplement;
          (d)  the FBTC Loan Agreement and the note related thereto;
          (e)  the Loan Documents;
          (f)  the Certificate Pledge Agreement;
          (g)  the Securities Pledge Agreement;
          (h)  the Lessor Pledge Agreement;
          (i)  the FBTC Indemnity; and
          (j)  the Trust Agreement.

     "Overdue Rate" shall have the meaning set forth in the Nomura Loan
      ------------
Agreement for "Default Rate."

     "Parent" means Brookdale Living Communities, Inc.
      ------

     "Permitted Liens" shall have the meaning set forth in the Nomura Loan
      ---------------
Agreement for "Permitted Encumbrances", and including Lessor Liens.

     "Pledge Agreements" means the Securities Pledge Agreement, the Certificate
      -----------------
Pledge Agreement and the Lessor Pledge Agreement.

     "Pledged Securities" means the securities pledged to the Lessor by the
      ------------------
Lessee pursuant to the Securities Pledge Agreement and the proceeds thereof.

     "Property" means (a) a fee interest in the Land and (b) all of the
      --------
Improvements at any time located on or under the Land.

     "Property Cost" means the amount of the Advance funded to the Lessee for
      -------------
the purpose of acquiring the Property and paying Transaction Expenses relating to such funding and acquisition, as such amount is set forth in the Funding Request relating to the acquisition of the Property.

     "Purchase Notice" is defined in Section 22.1 of the Lease.
      ---------------                ------------

     "Purchase Option" is defined in Section 22.1 of the Lease.
      ---------------                ------------

     "Release" means any release, pumping, pouring, emptying, injecting,
      -------
escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance in violation of Environmental Law.

     "Remarketing Option" is defined in Section 24.1 of the Lease.
      ------------------                ------------

     "Renewal Term" is defined in Section 23.1 of the Lease.
      ------------                ------------

     "Rent" means, collectively, Basic Rent and Supplemental Rent, in each case
      ----
payable under the Lease.

     "Requesting Party" is defined in Section 27.1 of the Lease.
      ----------------                ------------

     "Required Modification" is defined in Section 14.1(a) of the Lease.
      ---------------------                ---------------

     "Requirement of Law" means all Federal, state, county, municipal and other
      ------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Property, the Improvements or the demolition, construction, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. (S)(S) 1201 et seq. and any other similar
                                                -- ---
Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Property, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section
                                                                     -------
15.2 of the Lease.
----

     "Responsible Employee" means, with respect to the Lessee, its Chairman,
      --------------------
President, any of its corporate Vice Presidents, its corporate Controller, its corporate Treasurer, its corporate Assistant Treasurers or others duly authorized by such Person to execute documents pursuant to Section 4.3(g) of the
                                                           --------------
Lease.

     "Responsible Employee's Certificate" means a certificate signed by any
      ----------------------------------
Responsible Employee, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

     "Securities Pledge Agreement" means the Securities Pledge Agreement, dated
      ---------------------------
as of November 21, 1997, between the Lessee and the Lessor pursuant to which the Lessee pledged the Pledged Securities to the Lessor.

     "Seller" means the Person selling the Land to the Lessor.
      ------

     "Shortfall Amount" means, as of the Expiration Date, an amount equal to (i)
      ----------------
the Lease Balance, minus (ii) the Contingent Rental Adjustment received by the
                   -----
Lessor from the Lessee pursuant to Section 24.1(i) of the Lease, minus (iii) the
                                   ---------------               -----
amount of the highest binding, written, unconditional, irrevocable offer to purchase the Property obtained by the Lessee pursuant to Section 24.1(f) of the
                                                         ---------------
Lease; provided, however, that if the sale of the Property to the Person
       --------  -------
submitting such offer is not consummated on or prior to the Expiration Date, then the term "Shortfall Amount" shall mean an amount equal to (i) the Lease Balance, minus (ii) the Contingent Rental Adjustment received by the Lessor from
         -----
the Lessee pursuant to Section 24.1(i) of the Lease.
                       ---------------

     "Significant Condemnation" means a Condemnation which causes the Lender to
      ------------------------
accelerate the Principal Indebtedness under the Nomura Loan Agreement.

     "Subsidiary" of any Person means a corporation or other entity of which
      ----------
securities or other ownership interests having ordinary voting power (other than securities or other ownership interests having such power by reason of the happening of a contingency) to elect the majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

     "Supplemental Rent" means all amounts, liabilities and obligations (other
      -----------------
than Basic Rent) which Lessee assumes or agrees to pay to Lessor or any other Person under the Lease or under any of the other Operative Documents, and all amounts, liabilities and obligations (other than as described in the definition of Basic Rent) payable by Lessor, as Borrower, under the Nomura Loan Agreement or under any other Loan Document, including, without limitation, Break Costs, payments of Excess Cash Flow, Initial Basic Carrying Costs Amount, Defeasance Deposit, Impositions, the Initial Capital Reserve Amount and the Initial Securitization Expense Amount, fees thereunder and any prepayment make whole amounts.

     "Tax Indemnitee" means the Lessor and FBTC Leasing Corp. and their
      --------------
successors, permitted assigns, directors, shareholders, partners, officers, employees and agents.

     "Taxes" is defined in the definition of Impositions.
      -----

     "Term" means the period commencing on the Acquisition Date and ending on
      ----
the Expiration Date.

     "Termination Date" is defined in Section 19.2 and 20.2(e) of the Lease.
      ----------------                ------------     -------

     "Termination Notice" is defined in Section 19.1 of the Lease.
      ------------------                ------------

     "Transaction Expenses" means all costs and expenses incurred in connection
      --------------------
with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents including without limitation:

          (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel for each of the Lessor and the Lessee in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents;

          (b) the reasonable fees, out-of-pocket expenses and disbursements of any law firm or other external counsel of the Lessor in connection with (1) any amendment, supplement, waiver or consent with respect to any Operative Documents requested or approved by the Lessee and (2) any enforcement of any rights or remedies against the Lessee in respect of the Operative Documents;

          (c) any other reasonable fees, out-of-pocket expenses, disbursements or cost of the Lessor to the Operative Documents or any of the other transaction documents;

          (d) any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

          (e) any title fees, premiums and escrow costs and other expenses relating to title insurance and the closings contemplated by the Operative Documents;

          (f) all expenses relating to all Environmental Audits and other due diligence and other costs and expenses incurred in connection with the negotiation of the purchase of the Property and in connection with the investigation and purchase of the Property;

          (g) all Transaction Costs described in Section 8.24 of the Nomura Loan
                                                 ------------
     Agreement; and

          (h) all fees, out-of-pocket expenses, disbursements or costs (including counsel fees and expenses) of the Trustee and the Custodian incurred in connection with the Operative Document.

     "Trust Agreement" means the Trust Agreement, dated November 19, 1997,
      ---------------
between the Lessor and FBTC.

     "Trust Company" means Wilmington Trust Company in its individual capacity.
      -------------

     "Uniform Commercial Code" and "UCC" mean the Uniform Commercial Code as in
      -----------------------       ---